UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Kearny Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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September 17, 2021

Dear Fellow Stockholder:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders of Kearny Financial Corp. (the “Annual Meeting”). This year’s Annual Meeting will be held in a virtual meeting format only, on Thursday, October 28, 2021 at 10:00 a.m., Eastern Time. You will be able to attend the Annual Meeting virtually and vote and submit questions during the virtual Annual Meeting by visiting https://meetnow.global/MQND9ZC.

We are furnishing proxy materials to our stockholders primarily via the Internet by mailing a Notice of Internet Availability of Proxy Materials, or “Notice,” instead of mailing printed copies of those materials to each stockholder. The Notice directs stockholders to a website where they can access our proxy materials, including our Proxy Statement and our Annual Report, and view instructions on how to vote via the Internet or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to these materials electronically unless you elect otherwise.

The enclosed proxy is solicited by the Board of Directors of Kearny Financial Corp. for use at the Annual Meeting and at any adjournment thereof. This Proxy Statement is first being made available to stockholders on or about September 17, 2021. Stockholders may submit a proxy to vote at the Annual Meeting by following the instructions on the Notice, via the Internet, by telephone, or (if they have received paper copies of the proxy materials) by returning a proxy card.

The Annual Meeting is being held so that stockholders may consider the election of four directors, the approval of the Kearny Financial Corp. 2021 Equity Incentive Plan, the ratification of the appointment of Crowe LLP as Kearny Financial Corp.’s independent registered public accounting firm for the year ending June 30, 2022, the consideration of an advisory, non-binding resolution, with respect to the executive compensation described in the Proxy Statement, and the consideration of an advisory, non-binding proposal, with respect to the frequency that stockholders will vote on our executive compensation.

The Board of Directors of Kearny Financial Corp. has determined that the matters to be considered at the Annual Meeting are in the best interests of Kearny Financial Corp. and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote “FOR” each of the proposals to be presented at the Annual Meeting.

On behalf of the Board of Directors and the officers and employees of Kearny Financial Corp. and its subsidiary, Kearny Bank, I thank you for your continued support of Kearny Financial Corp.

Sincerely,
/s/ Craig L. Montanaro
Craig L. Montanaro
President and Chief Executive Officer

Kearny Financial Corp.

120 Passaic Avenue

Fairfield, New Jersey 07004

(973) 244-4500

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Kearny Financial Corp. (the “Company”) will be held in a virtual meeting format only, on Thursday, October 28, 2021 at 10:00 a.m., Eastern Time. You can virtually attend the live webcast of the Annual Meeting at https://meetnow.global/MQND9ZC and by following the instructions in the Proxy Statement. There is no physical location for the Annual Meeting. The Annual Meeting is for the purpose of considering and acting upon the following matters:

1. To elect four directors;

2. To approve the Kearny Financial Corp. 2021 Equity Incentive Plan;

3. To ratify the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2022;

4. An advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement;

5. An advisory, non-binding proposal, with respect to the frequency that stockholders will vote on our executive compensation; and

such other business as may properly come before the Annual Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting, described in this Notice of Annual Meeting and the accompanying Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each of its nominees, a vote “FOR” the approval of the Kearny Financial Corp. 2021 Equity Incentive Plan, a vote “FOR” the ratification of Crowe LLP as independent auditors, a vote “FOR” the non-binding resolution to approve our executive compensation, and a vote a “FOR” the “1 Year” option with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Pursuant to the Company’s bylaws, the Board of Directors has fixed the close of business on August 30, 2021 as the record date for determination of the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

It is important that your shares be represented and voted at the Annual Meeting. Stockholders whose shares are held in registered form have a choice of voting by proxy card, telephone or the Internet, as described on your proxy card. Stockholders whose shares are held in the name of a broker, bank or other holder of record must vote in the manner directed by such holder. Check your proxy card or the information forwarded by your broker, bank or other holder of record to see which options are available to you. Any stockholder of record attending the virtual Annual Meeting may withdraw his or her proxy and vote personally on any matter properly brought before the Annual Meeting. If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote at the virtual Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Gail Corrigan
Gail Corrigan Corporate Secretary

Fairfield, New Jersey

September 17, 2021

Important Notice Regarding Internet

Availability of Proxy Materials

For the Stockholder Meeting to be

Held on October 28, 2021

The Proxy Statement and Annual Report to

Stockholders are available at www.edocumentview.com/KRNY

(or through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com)

KEARNY FINANCIAL CORP.

PROXY STATEMENT

FOR THE

2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 28, 2021

GENERAL INFORMATION

This Proxy Statement is being furnished to the stockholders of Kearny Financial Corp. (the “Company” or “Kearny Financial”) in connection with the solicitation by the Board of Directors of proxies for use at the 2021 Annual Meeting of Stockholders, to be held on Thursday, October 28, 2021 at 10:00 a.m., Eastern Time (the “Annual Meeting”). This Proxy Statement and the proxy card are first being made available to stockholders on or about September 17, 2021.

The Annual Meeting

Date, Time and Place	The Annual Meeting will be held on Thursday, October 28, 2021 at 10:00 a.m., Eastern Time, and will be a virtual meeting format only. You can virtually attend the live webcast of the Annual Meeting at https://meetnow.global/MQND9ZC.

Record Date	August 30, 2021

Shares Entitled to Vote	76,744,887 shares of Kearny Financial common stock were outstanding on the Record Date and are entitled to vote at the Annual Meeting.

Purpose of the Annual Meeting	To consider and vote on: 1) the election of four directors; 2) the approval of the Kearny Financial Corp. 2021 Equity Incentive Plan; 3) the ratification of Crowe LLP (“Crowe”) as our independent registered public accounting firm for the year ending June 30, 2022; 4) the approval of a resolution to approve our executive compensation as described in this Proxy Statement; and 5) a proposal with respect to the frequency that stockholders will vote on our executive compensation.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	1

Vote Required	Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld. The vote to approve the advisory, non-binding resolution with respect to executive compensation as described in this Proxy Statement and the ratification of Crowe as our independent registered public accounting firm, is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “ABSTAIN.” With respect to the advisory vote on the frequency of future votes on our executive compensation, a stockholder may vote on one, two or three years, or may abstain, and the advisory vote on frequency will be the choice that receives the most votes.

Your Board of Directors Recommends You Vote in Favor of the Proposals	Your Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the approval of the Kearny Financial Corp. 2021 Equity Incentive Plan, “FOR” the ratification of Crowe as our independent registered public accounting firm for the year ending June 30, 2022, “FOR” approval of an advisory, non-binding resolution, with respect to executive compensation as described in this Proxy Statement, and “FOR” the “1 Year” option with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

Kearny Financial	Kearny Financial is the holding company for Kearny Bank, an FDIC-insured, New Jersey stock savings bank. Kearny Financial had approximately $7.3 billion in total assets at June 30, 2021, and currently operates 48 retail branch offices located throughout northern and central New Jersey and Brooklyn and Staten Island, New York. Kearny Financial’s executive offices are located at 120 Passaic Avenue, Fairfield, New Jersey 07004, and its telephone number is (973) 244-4500.

Who Can Vote at the Annual Meeting

The Board of Directors has fixed August 30, 2021 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Kearny Financial common stock, par value $0.01 per share, at the close of business on such date will be entitled to vote at the Annual Meeting. On August 30, 2021, 76,744,887 shares of Kearny Financial common stock were outstanding and held by approximately 13,248 holders of record. The presence, by attendance at the virtual Annual Meeting or by properly executed proxy, of the holders of a majority of the outstanding shares of Kearny Financial common stock is necessary to constitute a quorum at the Annual Meeting.

How Many Votes You Have

Each holder of shares of Kearny Financial common stock outstanding on August 30, 2021 will be entitled to one vote for each share held of record. However, Kearny Financial’s articles of incorporation

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	2

provides that stockholders of record who beneficially own in excess of 10% of the then outstanding shares of common stock of Kearny Financial are not entitled to vote any of the shares held in excess of that 10% limit. A person or entity is deemed to beneficially own shares that are owned by an affiliate of, as well as by any person acting in concert with, such person or entity.

Matters to Be Considered

The purpose of the Annual Meeting is to: 1) elect four directors; 2) approve the Kearny Financial Corp. 2021 Equity Incentive Plan; 3) ratify the appointment of Crowe as our independent registered public accounting firm for the year ending June 30, 2022; 4) approve a resolution to approve our executive compensation as described in this Proxy Statement; and 5) to recommend the frequency of stockholder’s advisory voting on executive compensation.

You may be asked to vote upon other matters that may properly be submitted to a vote at the Annual Meeting. We may adjourn or postpone the Annual Meeting for the purpose, among others, of allowing additional time to solicit proxies.

How to Vote

We are making our proxy materials available to our stockholders on the Internet. You may read, print and download our 2021 Annual Report to Stockholders and our Proxy Statement at www.edocumentview.com/KRNY (or through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com). On or about September 17, 2021, we mailed a Notice to Stockholders containing instructions on how to access our proxy materials and vote online. On an ongoing basis, stockholders may request to receive proxy materials in printed form by mail or electronically by email.

You may vote your shares by Internet, telephone, regular mail or at the virtual Annual Meeting. Each of these voting options is described on your proxy card or Notice. You should complete and return your proxy card, or vote using the Internet or telephone voting options, in order to ensure that your vote is counted at the Annual Meeting, or at any adjournment of the Annual Meeting, regardless of whether you plan to attend the virtual Annual Meeting. If you return an executed proxy card without marking your instructions, your executed proxy card will be voted “FOR” the election of the four director nominees named in this Proxy Statement, “FOR” the approval of the Kearny Financial Corp. 2021 Equity Incentive Plan, “FOR” the ratification of the appointment of Crowe as our independent registered public accounting firm for the fiscal year ending June 30, 2022, “FOR” the advisory, non-binding resolution to approve our executive compensation as described in this Proxy Statement, and “FOR” the “1 Year” option with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

Registered stockholders can vote online by visiting www.envisionreports.com/KRNY and following the on-screen instructions. The Notice previously provided to you contains the necessary codes required to vote online or by telephone. If you wish to vote by telephone, please call 1-800-652-8683 using a touch-tone phone and follow the prompted instructions. You may also vote by mail by requesting a paper proxy card using the instructions provided in the Notice. Finally, you may vote during the virtual Annual Meeting.

If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from the stockholder of record to vote during the virtual Annual Meeting. If you want to vote your shares of Kearny Financial common stock that are held in street name during the virtual Annual Meeting, please see the instructions below detailing how you may register to attend and participate in the virtual Annual Meeting.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	3

The Board of Directors is currently unaware of any other matters that may be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, or at any adjournment or postponement of the Annual Meeting, shares represented by properly submitted proxies will be voted, or not voted, by the persons named as proxies on the proxy card in their best judgment.

How to Attend the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MQND9ZC. You also will be able to vote your shares online at the virtual Annual Meeting.

To participate in the Annual Meeting, you will need to review the information included on your notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you can access the virtual meeting as a guest, or if you would like to vote or ask a question at the virtual Annual Meeting, you must register in advance using the instructions below.

The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

How to Register to Attend the Virtual Annual Meeting

All stockholders can listen to the virtual Annual Meeting by signing onto the virtual Annual Meeting as a guest. However, if you wish to participate in the virtual Annual Meeting, you must sign on as a stockholder.

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the virtual Annual Meeting. Please follow the instructions on the proxy card, notice or proxy material notification email that you received.

If you hold your shares through an intermediary, such as a bank or broker (a “Beneficial Holder”), and want to attend the virtual Annual Meeting (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1)

submit proof of your proxy power (legal proxy) from your bank or broker reflecting your Company holdings along with your name and email address to Computershare by email to: legalproxy@computershare.com, or by mail:

Computershare

Kearny Financial Corp. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	4

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on October 22, 2021.

You will receive a confirmation of your registration by email after your registration materials have been received.

(2)

For the 2021 proxy season, an industry solution has been agreed upon to allow Beneficial Holders to register online at the virtual Annual Meeting to attend, ask questions and vote. We expect that the vast majority of Beneficial Holders will be able to fully participate using the control number received with their voting instruction form. Please note, however, that this option is intended to be provided as a convenience to Beneficial Holders only. There is no guarantee this option will be available for every type of Beneficial Holder voting control number. The inability to provide this option to any or all Beneficial Holders will in no way impact the validity of the virtual Annual Meeting. Beneficial Holders may choose the register in advance, as described above, if they prefer to use this traditional, paper-based option.

In any event, please go to https://meetnow.global/MQND9ZC for more information on the available options and registration instructions.

The virtual Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in

Participants in Employee Stock Plans and Holders of Non-Vested Restricted Stock Awards

If you are a participant in the Kearny Bank Employee Stock Ownership Plan (the “ESOP”), hold Kearny Financial common stock through the Kearny Bank Employees’ Savings Plan (the “401(k) Plan”), or hold non-vested restricted stock awards, you will receive a voting instruction form that reflects all shares you may vote under these plans and awards. Under the terms of the plans, you are entitled to direct the trustees as how to vote the shares of Kearny Financial common stock credited to your account in the ESOP and 401(k) Plan and you are entitled to vote any non-vested restricted stock awards. The 401(k) Plan trustee and ESOP trustee, as applicable, will vote all shares for which it does not receive timely instructions from participants in the same proportion as shares for which each, as applicable, received voting instructions, and the unallocated ESOP shares will also be voted in the same proportion as shares for which the ESOP trustee received voting instructions. It is important that you direct the trustee as to how to vote your shares, and to allow sufficient time for voting by the trustees, your voting instructions must be received by October 22, 2021.

Quorum and Vote Required

The presence, by attendance at the virtual Annual Meeting or by properly executed proxy, of the holders of a majority of the outstanding shares of Kearny Financial common stock is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted solely for the purpose of determining whether a quorum is present. A proxy submitted by a broker that is not voted is sometimes referred to as a broker non-vote.

Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is “Withheld.” The ratification of the

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	5

appointment of Crowe as the independent registered public accounting firm and the advisory vote to approve our executive compensation as described in this Proxy Statement is determined by a majority of the votes cast, without regard to broker non-votes or proxies marked “Abstain.” With respect to the advisory vote on the frequency of future votes on executive compensation, a stockholder may vote on one, two or three years, or may abstain, and the advisory vote on frequency will be the choice that receives the most votes.

Revocability of Proxies

You may revoke your proxy at any time before the vote is taken at the Annual Meeting. You may revoke your proxy by:

•	submitting written notice of revocation to the Corporate Secretary of Kearny Financial prior to the voting of such proxy;

•	submitting a properly executed proxy bearing a later date;

•	using the Internet or telephone voting options explained on the proxy card; or

•	voting during the virtual Annual Meeting; however, simply attending the virtual Annual Meeting without voting will not revoke an earlier proxy.

Written notices of revocation and other communications regarding the revocation of your proxy should be addressed to:

Kearny Financial Corp.

120 Passaic Avenue

Fairfield, New Jersey 07004

Attention: Gail Corrigan, Corporate Secretary

If your shares are held in street name, you should follow your broker’s instructions regarding the revocation of proxies.

Solicitation of Proxies

Kearny Financial will bear the entire cost of soliciting proxies from you. In addition to the solicitation of proxies by mail, Kearny Financial will request that banks, brokers and other holders of record send proxies and proxy material to the beneficial owners of Kearny Financial common stock and secure their voting instructions. Laurel Hill Advisory Group, LLC will assist us in soliciting proxies, and we have agreed to pay them a fee of $7,500 plus reasonable expenses for their services. If necessary, Kearny Financial may also use several of its regular employees, who will not be specially compensated, to solicit proxies from stockholders. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Recommendation of the Board of Directors

Your Board of Directors unanimously recommends that you vote “FOR” each of the nominees for director listed in this Proxy Statement, “FOR” the approval of the Kearny Financial Corp. 2021 Equity Incentive Plan, “FOR” the ratification of Crowe as our independent registered public accounting firm for the year ending June 30, 2022, “FOR” approval on an advisory basis of executive compensation as described in this Proxy Statement, and “FOR” the “1 Year” option with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	6

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of August 30, 2021, regarding certain beneficial owners of shares of Kearny Financial common stock, including information regarding persons and entities known to Kearny Financial to be the beneficial owner of more than 5% of Kearny Financial’s issued and outstanding common stock and information regarding each director, named executive officer and all directors and executive officers of Kearny Financial as a group. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed shares of each class of common stock subject to options held by that person that were exercisable on or within 60 days of August 30, 2021 to be outstanding. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name of Beneficial Owner	Shares Beneficially Owned		Percent of All Common Stock Outstanding(1)
5% Owners (including address):
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	7,608,019	(3)	9.91%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	6,219,445	(5)	8.10%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	6,147,265	(2)	8.01%
Renaissance Technologies LLC 800 Third Avenue New York, NY 10022	5,514,185	(4)	7.19%
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202	5,423,751	(6)	7.07%
Kearny Bank ESOP Trust c/o Pentegra Services, Inc. 2 Enterprise Dr., Suite 408 Shelton, CT 06484	4,956,365	(7)	6.46%
St. Denis J. Villere & Company, L.L.C. George V. Young St. Denis J. Villere II St. Denis J. Villere III Lamar G. Villere 601 Poydras St. Suite 1808 New Orleans, Louisiana 70130	4,350,744	(8)	5.67%

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	7

Directors and Nominees:
Theodore J. Aanensen	231,677	(9)	*
Raymond E. Chandonnet	139,348	(10)	*
John N. Hopkins	595,504	(11)	*
Catherine A. Lawton	90,000	(12)	*
John J. Mazur, Jr.	301,600	(13)	*
Joseph P. Mazza	285,548	(14)	*
John F. McGovern	351,992	(15)	*
Craig L. Montanaro	786,511	(16)	1.02%
Leopold W. Montanaro	328,224	(17)	*
Christopher Petermann	126,339	(18)	*
Charles J. Pivirotto	53,447	(19)	*
John F. Regan	199,021	(20)	*
Named Executive Officers:
Eric B. Heyer	229,300	(21)	*
Keith Suchodolski	163,063	(22)	*
John V. Dunne	61,646	(23)	*
Timothy A. Swansson	138,982	(24)	*

All directors and executive officers as a group (20 persons)	4,896,417		6.23%

*	Less than 1%.
(1)	Based on 76,744,887 shares of Kearny Financial common stock outstanding and entitled to vote as of August 30, 2021.
(2)	As of February 8, 2021.
(3)	As of February 2, 2021.
(4)	As of February 16, 2021.
(5)	As of February 11, 2021.
(6)	As of February 16, 2021.
(7)	As of February 9, 2021.
(8)	As of January 14, 2021.
(9)

Includes options to acquire 80,000 shares, 11,529 shares held by Mr. Aanensen’s spouse (49 shares of which are held in the spouse’s deposit reinvestment account) and 1,000 shares held in trust for Mr. Aanensen’s grandchild.

(10)	Includes options to acquire 80,000 shares.
(11)	Includes options to acquire 80,000 shares and 13,804 shares held by Mr. Hopkins’ spouse.
(12)	Includes options to acquire 30,000 shares.
(13)	Includes options to acquire 80,000 shares, 2,541 shares held by Mr. Mazur’s spouse and 20,000 of the shares held by Mr. Mazur are held in a margin account.
(14)	Includes options to acquire 80,000 shares.
(15)	Includes options to acquire 80,000 shares.
(16)

Includes options to acquire 432,000 shares, 109,686 shares held in the 401(k) Plan for the benefit of Mr. Montanaro, 46,894 shares held in the ESOP, 15,366 shares held in the Benefits Equalization Plan (the “BEP”) and 4,417 shares held by Mr. Montanaro’s child. 8,748 of the shares held by Mr. Montanaro have been pledged as collateral for a loan.

(17)	Includes options to acquire 80,000 shares.
(18)	Includes options to acquire 80,000 shares and 200 shares held by Mr. Petermann’s child.
(19)	Includes 5,955 shares held in a 401(k) Plan for the benefit of Mr. Pivirotto.
(20)	Includes options to acquire 80,000 shares.
(21)	Includes options to acquire 120,000 shares, 23,179 shares held in the ESOP, 10,000 shares held in an IRA and 1,213 shares held in the BEP.
(22)	Includes options to acquire 96,902 shares, 7,196 shares held in the 401(k) Plan for the benefit of Mr. Suchodolski and 10,734 shares held in the ESOP, 143 shares held in the BEP.
(23)	Includes options to acquire 32,000 shares, 1,434 shares held in the 401(k) Plan for the benefit of Mr. Dunne, 5,393 shares held in the ESOP and 100 shares held by Mr. Dunne’s spouse.
(24)	Includes options to acquire 94,510 shares, 6,024 shares held in the 401(k) Plan for the benefit of Mr. Swansson and 18,252 shares held in the ESOP.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	8

PROPOSAL I – ELECTION OF DIRECTORS

Kearny Financial’s Board of Directors currently consists of 12 members and is divided into three classes, with one class of directors elected each year. Each member of the Board of Directors also serves as a director of Kearny Bank.

Four directors will be elected at the Annual Meeting. On the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated John N. Hopkins, Catherine A. Lawton, Craig L. Montanaro and Leopold W. Montanaro for election as directors, each of whom has agreed to serve if so elected. All will serve until their respective successors have been elected and qualified. Each of the nominees is a current member of the Kearny Financial Board of Directors and each was previously elected by stockholders.

Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which any such nominee was selected. Unless authority to vote for the nominees is withheld, it is intended that the shares represented by the proxy card, if executed and returned, will be voted “FOR” the election of all nominees.

In the event that any nominee is unable or declines to serve, the persons named on the proxy card as proxies will vote with respect to a substitute nominee designated by Kearny Financial’s current Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees would be unable or would decline to serve, if elected.

KEARNY FINANCIAL’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	9

Directors and Executive Officers of Kearny Financial

The following table sets forth for each nominee, continuing director and executive officer of Kearny Financial and Kearny Bank, as applicable: name, positions with Kearny Financial, age, year of first election or appointment and expiration of current term if a director.

Name and Positions with Company	Age as of June 30, 2021	Year First Elected or Appointed	Current Term to Expire

BOARD NOMINEES FOR TERM TO EXPIRE IN 2024

John N. Hopkins	74	2002	2021
Director
Catherine A. Lawton	64	2018	2021
Director
Craig L. Montanaro	54	2010	2021
President and Chief Executive Officer, Director
Leopold W. Montanaro	81	2003	2021
Director

DIRECTORS CONTINUING IN OFFICE

Raymond E. Chandonnet	55	2015	2022
Director
John J. Mazur, Jr.	67	1996	2022
Chairman of the Board, Director
John F. McGovern	60	1999	2022
Director
Christopher Petermann	62	2015	2022
Director
Theodore J. Aanensen	76	1986	2023
Director
Joseph P. Mazza	77	1993	2023
Director
Charles J. Pivirotto	67	2018	2023
Director
John F. Regan	76	1999	2023
Director

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EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Eric B. Heyer	59	2009
Senior Executive Vice President, Chief Operating Officer
Keith Suchodolski	41	2018
Executive Vice President, Chief Financial Officer
Patrick M. Joyce	56	2002
Executive Vice President, Chief Lending Officer
Erika K. Parisi	56	2002
Executive Vice President, Chief Administrative Officer
Thomas D. DeMedici	60	2017
Executive Vice President, Chief Credit Officer
Anthony V. Bilotta, Jr.*	60	2018
Executive Vice President, Chief Banking Officer
John V. Dunne	70	2019
Executive Vice President, Chief Risk Officer
Timothy A. Swansson	44	2019
Executive Vice President, Chief Technology & Innovation Officer

* Officer of Kearny Bank only.

Business Experience and Qualifications of Directors

The Board of Directors believes that the many years of service that our directors have had with Kearny Financial and Kearny Bank or with other financial institutions is one of the most important qualifications for service on the Board of Directors. This service has given them extensive knowledge of the business of Kearny Bank and Kearny Financial. Furthermore, their service on Board of Directors’ committees, especially in the areas of audit, compliance, compensation, and interest rate risk, is critical to their ability to oversee the management of Kearny Bank by our executive officers. Service on the Board of Directors by the Chief Executive Officer is critical to aiding the outside directors to understand the crucial and complicated issues that are common in Kearny Bank’s business. Each outside director brings special skills, experience and expertise to the Board of Directors as a result of their other business activities and associations.

Nominees for Director

John N. Hopkins was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 2002. His career at Kearny Bank began in 1975, and he retired in March 2011 as Chief Executive Officer of Kearny Financial and Kearny Bank after serving in those positions since January 2002. Prior to that time, he served as President and Chief Executive Officer of Kearny Financial and Kearny Bank, positions he held since 2002. He had served Kearny Bank as Executive Vice President from 1994 to 2002 and as Chief Financial Officer from 1994 to 1999. Active in professional and charitable organizations, he served on several committees of the New Jersey Bankers Association and on the Board of Directors of TICIC, Inc., a consortium that provides long-term financing for affordable and senior housing in New Jersey. He also served as Chairman of the Board of Trustees of Clara Maass Medical Center, Director Emeritus of the Rutherford Senior Citizens Center, Chairman of the Board of Trustees of West Hudson Hospital in Kearny and was a member of the Board of Trustees of the St. Barnabas Healthcare System (now RWJ Barnabas Health). He is a graduate of Fairleigh Dickinson University.

Mr. Hopkins’ many years of service in the operations of Kearny Bank and his past duties as Chief Executive Officer of Kearny Financial and Kearny Bank bring an extensive knowledge of the financial, economic and regulatory challenges we face which makes him well suited to counsel the Board on these matters.

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Catherine A. Lawton was elected as a director of Kearny Financial Corp. and Kearny Bank in October 2018. Prior to her retirement in 2019, Ms. Lawton was a principal in the investment banking group of Sandler O’Neill + Partners, L.P. (“Sandler O’Neill”), a full-service investment bank serving the financial institutions industry. During her 25-year career at Sandler O’Neill, Ms. Lawton was responsible for providing a wide range of investment banking services to community banks, including general strategic planning, mergers and acquisitions, and public and private capital raising transactions. From 1993 to 2004, Ms. Lawton also served as Sandler O’Neill’s general counsel. Prior to joining Sandler O’Neill, Ms. Lawton spent nine years in the corporate and banking group of a large New York law firm advising financial institutions and prior to that was a certified public accountant with KPMG. Ms. Lawton holds a Bachelor of Science in Business Administration from Georgetown University and a Juris Doctor from the University of Virginia School of Law. She currently serves as a trustee of the University of Virginia Law School Foundation and Chair of its Investment Committee.

Ms. Lawton brings a deep knowledge of markets and valuation to the Board, together with a strength in corporate governance, risk assessment and general financial matters.

Craig L. Montanaro was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 2010. Mr. Montanaro joined Kearny Bank in 2003 when Kearny acquired West Essex Bank where he served as Senior Vice President and Chief Operating Officer. He was appointed President and Chief Executive Officer of Kearny Financial and Kearny Bank in April 2011. Prior to that time, he had served as President and Chief Operating Officer since April 2010. He previously performed the duties of Senior Vice President and Director of Strategic Planning for Kearny Bank and Kearny Financial from 2005 to March 2010 and from 2003 to 2004 served as Vice President and Regional Branch Administrator. Mr. Montanaro serves as President and Member of the Board of Directors of the KearnyBank Foundation. Active in community and professional organizations, he serves as 1st Vice Chairman of the Chilton Hospital Foundation as well as a Trustee of the Wood-Ridge Memorial Foundation. Mr. Montanaro is also a member of the Boards of Directors of the Junior Achievement of New Jersey, New Jersey Bankers Business Services and New Jersey Bankers. He is a graduate of Syracuse University earning a Bachelor’s Degree in finance and marketing and in 2000 received his MBA from Fairfield University. He also received a Graduate Degree in banking from the National School of Banking at Fairfield University. Craig L. Montanaro is the son of Director Leopold W. Montanaro.

In addition to his wide range of management experience and leadership skills, Mr. Montanaro’s strong economic background and his knowledge and understanding of the financial, economic, social and regulatory environments make him a valuable asset to the Board of Directors.

Leopold W. Montanaro was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 2003. He also serves as a director of the KearnyBank Charitable Foundation. Mr. Montanaro is retired and was the Chairman, President and Chief Executive Officer of West Essex Bancorp, Inc. and West Essex Bank where he was employed since 1972 until that bank was acquired by Kearny Financial in 2003. He also served in the US Naval Submarine Service. Mr. Montanaro is the father of Craig L. Montanaro, President and Chief Executive Officer of Kearny Bank and Kearny Financial.

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Mr. Montanaro’s past service as President of a financial institution, director on the board of the Federal Home Loan Bank of New York, Chairman of the Board of Directors of the New Jersey Thrift and Bankers Association and his participation in our local community for 50 years brings an extensive knowledge of the financial, economic and regulatory challenges we face as well as knowledge of the local economy and business opportunities for Kearny Bank.

Continuing Directors with Terms to Expire in 2022

Raymond E. Chandonnet was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 2015. He is the founder and sole practitioner of BankStrategies.net, an advisory company he started in 2015 that periodically provides balance sheet, earnings and technology strategy consulting, training and business development to banks, credit unions and FinTech companies. From June 2020 to July 2021, Mr. Chandonnet served as Chief Revenue Officer with Neocova, a technology company that provides data analytics, regulatory compliance automation and core banking solutions to community financial institutions. Mr. Chandonnet previously served from 2019-2020 as Managing Director and head of the Financial Strategy Advisory Services practice at Hovde Group, a boutique investment banking firm that focuses on financial institutions. He also was founder and sole practitioner of Second Act Capital Partners LLC (2015-2017), an advisory firm that focused on creating partnerships between community/regional banks and FinTech companies. Prior to starting his own companies, Mr. Chandonnet served as a partner and Chief Balance Sheet Strategist with Sandler O’Neill from 2007 to 2014, and as head of Bank Strategy for JPMorgan Securities (2005-2007), Lehman Brothers (2001-2005), First Union Capital Markets (1997-2001), and the Federal Home Loan Bank of Boston (1992- 1997). The roster of clients he has worked with over his career includes banks and credit unions, Federal Home Loan Banks, regulators, public accounting firms, and FinTech companies. Mr. Chandonnet is a frequent publisher and speaker on a wide range of issues related to bank financial management and technology utilization and holds a Master’s Degree in finance from Bentley College Graduate School of Business in Waltham, MA and a Bachelor’s Degree in Computer Science from Merrimack College in North Andover, MA.

Mr. Chandonnet’s background brings a strong understanding of accounting, regulatory and tax issues to the Board along with his beneficial knowledge of balance sheet structure and strategies and his familiarity with information technology and FinTech.

John J. Mazur, Jr. was appointed to serve on the Board of Directors of Kearny Financial Corp. and Kearny Bank in 1996 and was appointed Chairman of the Board of Directors of Kearny Financial and Kearny Bank in 2004. He currently serves on the Board of the Meadowlands Chamber of Commerce as well as the Board of Regents at Felician University and serves as advisor to the Board of the Meadowlands YMCA. Mr. Mazur was the President/Chief Executive Officer of Elegant Desserts, a wholesale bakery located in Lyndhurst, New Jersey, which opened in 1994 and sold gourmet cakes locally and nationally until it was sold in 2017. He continued as President of the new company through March, 2020. From 1976 to 2003, he was also a partner and general manager of Mazur’s Bakery, in Lyndhurst, New Jersey, a family owned business that operated from 1936 until 2003 when it was sold. Mr. Mazur is a graduate of Villanova University.

Mr. Mazur is currently in real estate management and actively involved in bringing in new business relationships to the Bank. He has extensive knowledge of the banking industry and brings strong marketing and sales skills to the Board as well as a wide range of experience in business management and employee relations.

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John F. McGovern was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 1999. He has worked as a self-employed Certified Public Accountant (“CPA”) since 1986 and Certified Financial Planner (“CFP”) since 1995 and holds the designation of Personal Financial Specialist (“PFS”) from the American Institute of Certified Public Accountants. Since 2001, he has been a federally registered investment advisor. Mr. McGovern is also the owner of McGovern Monuments, Inc. a monument sales and lettering company located in North Arlington, New Jersey that has been family owned and operated since 1924. Mr. McGovern is involved in local and community organizations, including the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. He has been designated as an audit committee financial expert under the Securities and Exchange Commission’s rules and regulations.

Through his considerable experience as a CPA/PFS and CFP and his strong risk assessment, financial reporting and internal control expertise, as well as extensive knowledge of accounting and regulatory issues, Mr. McGovern provides an essential understanding of public accounting and financial matters to the Board.

Christopher Petermann was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 2015. He is a Certified Public Accountant (“CPA”), the Partner in Charge of the Cranford office of PKF O’Connor Davies, LLP, a member of the firm’s Executive Committee and serves as Co-Partner-in-Charge for the Private Foundation and Philanthropic Services Practice. He has over 30 years of specialized experience in accounting for exempt organizations and private foundations, as well as closely held businesses and financial services entities. He holds a number of professional committee and community board positions including involvement with the NJ Symphony Orchestra, along with the American Institute of Certified Public Accountants, the New Jersey Society of Certified Public Accountants and the New York State Society of Certified Public Accountants. Mr. Petermann holds a Bachelor of Science degree in accounting from Bucknell University.

Mr. Petermann provides the Board with proficient guidance relative to financial reporting, accounting and tax matters as well as internal control and governance issues as an independent director.

Continuing Directors with Terms to Expire in 2023

Theodore J. Aanensen was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 1986. He served as Chairman of the Board of Kearny Bank from January 2000 through January 2004 and as Chairman of the Board of Kearny Financial from March 2001 through January 2004. He is a co-owner of Aanensen’s, a luxury home remodeling and custom cabinetry company established in Kearny, New Jersey in 1951, serving as President since 1982. Mr. Aanensen is a graduate of Upsala College.

With over 50 years of business experience, Mr. Aanensen has strong leadership, sales and customer assessment skills. Mr. Aanensen’s broad understanding of Kearny Bank’s industry strengthens the Board’s collective knowledge of our business and the policies and practices of the Board as its governing body.

Joseph P. Mazza was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 1993. He has been the sole owner of a dental practice in Rutherford, New Jersey since 1971. Dr. Mazza also serves on the Delta Dental of New Jersey, Inc. Board of Trustees, where he served as Chairman of the Audit Committee and currently serves as Chairman of the Strategy Committee. Recently, he was elected to the Board of Directors of Flagship Health Systems, Inc. He is also on the Board of Directors of the Rutherford Senior Citizens Center (55 Kip). He served in the U.S. Army from 1969 to 1971, both in the U.S. and in Vietnam, and then continued to serve in the U.S. Army Reserves as a Lieutenant Colonel through 1993. Dr. Mazza is a graduate of Seton Hall University and the University of Pennsylvania.

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Dr. Mazza brings to the Board strong leadership and business management skills along with valuable experience relating to governance and ethical issues.

Charles J. Pivirotto was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 2018. Mr. Pivirotto served on the Board of Clifton Bancorp Inc. and Clifton Savings Bank and was the Audit Committee Chairman from February 2007 until the bank was acquired by Kearny Financial in 2018. Mr. Pivirotto was formerly the managing shareholder of Pivirotto & Company, CPA’s, PA and is currently a partner at Geltrude & Company, LLC. He has been awarded a Certificate of Educational Achievement by the American Institute of CPA’s Continuing Professional Education Division for “Tax Planning and Advising for Closely Held Businesses.” He is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants. Mr. Pivirotto is a graduate of William Paterson University.

Mr. Pivirotto’s extensive expertise in financial reporting, accounting and tax matters and regulatory and compliance issues provides the Board with broad and valuable risk assessment, financial reporting, internal control and business management insight.

John F. Regan was appointed to serve on the Board of Directors of Kearny Financial Corp. and the Board of Directors of Kearny Bank in 1999. Now retired, he was the majority shareholder and President of two automobile sales and service companies, DeMassi Pontiac, Buick and GMC, located in Riverdale, New Jersey and Regan Pontiac, Buick and GMC, located in Long Island City, New York since 1995. Both companies closed in 2009.

Mr. Regan’s involvement in our local community brings knowledge of the local economy and business opportunities to Kearny Bank. His solid leadership and business management skills, as well as a depth of knowledge in the areas of operational efficiency and effectiveness, are valuable assets to the Board.

Business Experience and Qualifications of Executive Officers Who Are Not Directors

The business experience for the past five years of each of our executive officers who are not directors is set forth below. Unless otherwise indicated, the executive officer has held his or her position for the past five years.

Eric B. Heyer was appointed Senior Executive Vice President and Chief Operating Officer in July 2018, having previously served as Executive Vice President and Chief Financial Officer since April 2014 and as Senior Vice President and Chief Financial Officer since April 2011. He became First Vice President and Chief Accounting Officer of Kearny Financial in October 2009 and of Kearny Bank in July 2009. Mr. Heyer had previously served as Senior Vice President, Treasurer and Chief Financial Officer of American Bancorp of New Jersey, Inc. from 1997 until its acquisition by Investors Bancorp, Inc. in May 2009.

Keith Suchodolski was appointed Executive Vice President and Chief Financial Officer of Kearny Financial and Kearny Bank in July 2018, having previously served as Senior Vice President, Corporate Finance and Chief Accounting Officer since March 2018, Senior Vice President and Controller since June 2014 and First Vice President and Controller since January 2013. Mr. Suchodolski had previously served as the Controller of various financial institutions in the Mid-Atlantic region since 2005 and has been employed in the banking industry since 2001. Mr. Suchodolski holds a Master of Business Administration degree, with a specialization in Finance, from Fairleigh Dickinson University and a Bachelor of Science degree from Ramapo College of New Jersey.

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John V. Dunne was appointed Executive Vice President and Chief Risk Officer in July 2019. He previously served as Senior Vice President and Chief Risk Officer since March 2016. Mr. Dunne has over forty years’ experience in banking, primarily in management positions regarding internal audit and risk management. Prior to joining Kearny Bank, Mr. Dunne served as Director of Regulatory Management at Credit Agricole Indosuez, Director of Risk Management at Dime Bank, and Chief Risk Officer at Alma Bank. His past responsibilities included risk management, internal audit, compliance, and information security matters. Mr. Dunne holds an MBA in Finance from Pace University.

Timothy A. Swansson was appointed Executive Vice President and Chief Technology and Innovation Officer of Kearny Bank in July 2019. He previously served as Senior Vice President and Chief Technology and Innovation Officer of Kearny Bank since 2017 and had also served as Senior Vice President and Chief Technology Officer; Senior Vice President and Director of Information Technology; and 1st Vice President and Director of Information Technology. He was formerly employed by a technology service provider and had been working directly with Kearny Bank since 2003 until he was appointed an officer of Kearny Bank in 2008.

Anthony V. Bilotta, Jr. was appointed Executive Vice President and Chief Banking Officer of Kearny Bank in June 2018. He is an experienced banker with more than 40 years of banking experience. Mr. Bilotta previously served as Executive Vice President and Director of Retail Banking of Peapack Gladstone Bank where he was responsible for all aspects of retail banking, sales development, corporate marketing, business development, treasury management and government banking from 2013 until his appointment as an executive officer of Kearny Bank. Prior to Peapack Gladstone Bank, Mr. Bilotta held executive positions at a variety of financial institutions.

Thomas D. DeMedici was appointed Executive Vice President and Chief Credit Officer of Kearny Bank in June 2017, having previously served as Senior Vice President and Chief Credit Officer of Kearny Bank since September 2010. He is a seasoned banking professional with over 35 years of banking and lending experience. During his career, Mr. DeMedici has held previous Executive Officer positions at other banking institutions including President and Chief Operating Officer and Executive Vice President/Chief Lending Officer.

Patrick M. Joyce was appointed Executive Vice President and Chief Lending Officer of Kearny Bank in April 2014, previously serving as Senior Vice President and Chief Lending Officer of Kearny Bank since 2002 and as Vice President of Loan Originations from 1999 to 2002. He was formerly employed by South Bergen Saving Bank where he served as Assistant Corporate Secretary and as a Loan Originator and joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999. He joined South Bergen Savings Bank in 1985.

Erika K. Parisi was appointed Executive Vice President and Chief Administrative Officer in July 2019, having previously served as Executive Vice President and Director of Customer Relationship Management Analytics of Kearny Bank since June 2016. She has also served as Executive Vice President and Branch Administrator of Kearny Bank since April 2014, as Senior Vice President and Branch Administrator of Kearny Bank since 2002 and Vice President and Branch Administrator from 1999 to 2002. She was formerly employed by South Bergen Savings Bank as Vice President/Branch Administrator and joined Kearny Bank when South Bergen Savings Bank was acquired by Kearny Bank in 1999. She joined South Bergen Savings Bank in 1991. Ms. Parisi holds a Bachelor of Science degree, majoring in accounting, from the State University of New York at Albany.

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Corporate Governance Matters

Board Independence

The Board of Directors determines the independence of each director and director nominee in accordance with Nasdaq Stock Market rules, which include all elements of independence as set forth in the listing requirements for Nasdaq securities. The Board of Directors has determined that Messrs. Aanensen, Chandonnet, Hopkins, Mazur, Mazza, McGovern, Petermann, Pivirotto, Regan, and Ms. Lawton are “independent” within the meaning of such standards. In determining the independence of our directors and director nominees, the Board of Directors considered certain transactions, relationships and arrangements between the Company and its directors and director nominees that are not required to be disclosed in this Proxy Statement under the heading “Transactions With Certain Related Persons,” including Mr. Chandonnet’s former employment with Neocova, which provides cloud-based banking data analytics solutions to the Company. Mr. Chandonnet resigned from his position at Neocova in July 2021.

Code of Ethics

The Company has adopted a Code of Ethics that reflects current circumstances and Securities and Exchange Commission and Nasdaq definitions for such codes. The code of business conduct and ethics covers the Company, Kearny Bank and other subsidiaries. Among other things, the code of business conduct and ethics includes provisions regarding honest and ethical conduct, conflicts of interest, full and fair disclosure, compliance with law, and reporting of and sanctions for violations. The code applies to all directors, officers and employees of the Company and subsidiaries. A copy of the Code of Ethics (referred to as Conflicts of Interest & Code of Conduct) may be viewed through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. As further matters are documented, or if those documents (including the Code of Ethics) are changed, waivers from the code of business conduct and ethics are granted, or new procedures are adopted, those new documents, changes and/or waivers will be posted on the website.

Transactions With Certain Related Persons

Since the beginning of the last fiscal year, no directors, executive officers or their immediate family members have had a direct or indirect material interest in any transactions in which we or any subsidiary were a participant involving an amount in excess of $120,000 (other than loans from Kearny Bank).

Kearny Bank makes loans to its executive officers, directors and employees in the ordinary course of business. Kearny Bank has adopted written policies governing these loans. In accordance with federal regulations, all such loans or extensions of credit were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to Kearny Bank and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved in advance by the Board of Directors with any interested director abstaining. Loans to insiders are monitored on a monthly basis to ensure continued compliance with Kearny Bank’s lending policies.

The Nominating and Corporate Governance Committee is responsible for reviewing transactions with directors, executive officers and their family members, for the purpose of determining whether the transactions are in compliance with our policies and should be ratified and approved.

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Board Leadership Structure and Role in Risk Management

Under the Board of Directors’ current leadership structure, the offices of Chairman of the Board and Chief Executive Officer are held by separate individuals. John J. Mazur, Jr. serves as Chairman of the Board of Directors. Mr. Mazur is an independent director and does not serve in any executive capacity with the Company. The Company’s Chief Executive Officer is Craig L. Montanaro. Although the offices of Chairman of the Board and Chief Executive Officer are currently held by separate individuals, the Board of Directors has not made a determination that this is the appropriate leadership structure for the Board of Directors in all circumstances and reserves the right to combine these offices in the future if deemed appropriate under the circumstances.

The Board of Directors has general authority over the Company’s risk oversight function, with authority delegated to the Enterprise Risk Management Committee to review risk management policies and practices in specific areas of the Company’s business. The Audit & Compliance Committee is primarily responsible for providing oversight of the financial reporting process, the audit process, the system of internal controls and compliance with laws and regulations. The Audit & Compliance Committee works closely with officers involved in the risk management function and the internal audit staff who report directly to the Audit & Compliance Committee.

Operation of the Board of Directors

During the year ended June 30, 2021, the Board of Directors of Kearny Financial held 16 meetings. During the year ended June 30, 2021, no director attended fewer than 75% of the total meetings of the Board of Directors and committees on which he or she served during the period for which he or she had been a director. The Board of Directors maintains an Audit & Compliance Committee, an Environmental, Social and Governance (“ESG”) Committee, an Executive Committee, an Interest Rate Risk Management Committee, an Asset Quality Committee, an Enterprise Risk Management Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. There were two executive sessions of the Board of Directors held during the year ended June 30, 2021.

ESG Committee. In 2021, the Company established an ESG Committee of the Board that has primary oversight of all ESG matters and is responsible for reviewing ESG-related strategies, initiatives, policies and risk management. The Company has published and ESG highlights report, which is located on the Company’s Investor Relations website. This committee consists of Directors Petermann (Chair), Lawton, Mazur and Montanaro (Craig) and meets as needed.

Enterprise Risk Management Committee. This committee consists of Directors Hopkins (Chair), Chandonnet, Lawton, McGovern, Montanaro (Leopold) and Regan. The responsibilities of this committee encompass determining the Company’s appropriate level of risk and strategy, monitoring management’s implementation thereof, identifying and managing multiple and cross-enterprise operational and strategic risks and monitoring the Company’s overall risk position. This committee is scheduled to meet quarterly and met four times during the year ended June 30, 2021.

Compensation Committee. This committee consists of Directors Aanensen (Chair), Petermann and Regan. Each member of the Compensation Committee is independent in accordance with the current listing standards of The Nasdaq Stock Market, including the enhanced independent requirements for compensation committee members of listed companies under the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Board of Directors has adopted a written charter for the Compensation Committee which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. The responsibilities of this committee include appraisal of the performance of

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executive officers, administration of management compensation plans and review of directors’ compensation. This committee reviews industry compensation surveys and reviews the recommendations of management on employee compensation matters. This committee meets as needed and met five times during the year ended June 30, 2021.

Audit & Compliance Committee. This committee consists of Directors McGovern (Chair), Mazur, Mazza and Petermann. Each member of the Audit & Compliance Committee is independent in accordance with the listing standards of The Nasdaq Stock Market, including those standards specifically applicable to audit committee members. The Board of Directors has determined that John F. McGovern is an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission. This committee’s responsibilities include oversight of the internal audit and regulatory compliance activities and monitoring management and employee compliance with the Board of Directors’ audit policies and applicable laws and regulations. This committee is directly responsible for the appointment, compensation, retention and oversight of the work of the external auditors. The Board of Directors has adopted a written charter for the Audit & Compliance Committee, which governs its composition, responsibilities and operation. A copy of this charter is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. This committee meets monthly and also periodically with the internal auditor, the compliance officer and the external auditors and met 16 times during the year ended June 30, 2021.

Audit & Compliance Committee Report. For the fiscal year ended June 30, 2021, the Audit & Compliance Committee: (i) reviewed and discussed the Company’s audited financial statements with management; (ii) discussed with the Company’s independent auditor for the fiscal year ended June 30, 2021, Crowe, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission; and (iii) received from Crowe written disclosures and the letter concerning the firm’s independence with respect to the Company, as required by the applicable requirements of the Public Company Accounting Oversight Board. Based on the foregoing review and discussions, the Audit & Compliance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021 for filing with the Securities and Exchange Commission.

This Audit & Compliance Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Kearny Financial specifically incorporates this information by reference, and shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Audit & Compliance Committee:	John F. McGovern (Chair)
John J. Mazur, Jr.
Joseph P. Mazza
Christopher Petermann

Nominating and Corporate Governance Committee. This committee consists of Directors Mazur (Chair), Aanensen, McGovern, Petermann and Regan and is responsible for, among other things, the annual selection of nominees for election as directors. Each member of the Nominating and Corporate Governance Committee is independent in accordance with the listing standards of The Nasdaq Stock Market. This committee operates under a written charter, which governs its composition, responsibilities and operations. A copy of this charter is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com. The committee meets as needed and met five times during the year ended June 30, 2021.

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The charter states that in evaluating candidates for nomination, the Nominating and Corporate Governance Committee will consider, among other things, the candidates’ knowledge (including relevant industry knowledge), understanding of the Company’s business, experience, skills, substantive areas of expertise, financial literacy, innovative thinking, business judgment, achievements, independence, personal and professional integrity, character, reputation, ability to represent the interests of all stockholders, time availability in light of other commitments, dedication, absence of conflicts of interest, diversity and other factors required to be considered under applicable laws, rules or regulations or that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. The Nominating and Corporate Governance Committee may consider diversity in market knowledge, background, experience, qualifications, and other factors as part of its evaluation of each candidate.

The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Nominating and Corporate Governance Committee’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and Kearny Bank. Additionally, the Nominating and Corporate Governance Committee will consider persons recommended by stockholders of the Company in selecting the individuals the Nominating and Corporate Governance Committee recommends to the Board of Directors for selection as the Board of Directors’ nominees. The Nominating and Corporate Governance Committee will evaluate persons recommended by directors or officers of the Company or Kearny Bank and persons recommended by stockholders in the same manner.

To be considered in the Nominating and Corporate Governance Committee’s selection of individuals the Nominating and Corporate Governance Committee recommends to the Board of Directors for selection as the Board of Directors’ nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year’s annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered.

Kearny Financial’s bylaws provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must submit written notice to Kearny Financial not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, a stockholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of Kearny Financial at the principal executive office of the corporation no earlier than the day on which public disclosure of the date of such annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of such annual meeting is first made.

Management believes that it is in the best interest of Kearny Financial and its stockholders to provide sufficient time to enable management to disclose to stockholders information about a dissident slate of nominations for directors. This advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted. In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if stockholders believe such nominees or proposals are in their best interests.

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Employee, Officer and Director Hedging

The Company has adopted an anti-hedging and anti-pledging policy, which prohibits directors and executive officers from engaging in or effecting any transaction designed to hedge or offset the economic risk of owning shares of Company common stock.

Accordingly, any hedging, derivative or other equivalent transaction that is specifically designed to reduce or limit the extent to which declines in the trading price of Company common stock would affect the value of the shares of Company common stock owned by an executive officer or director is prohibited. Cashless exercises of employee stock options are not deemed short sales and are not prohibited. This policy does not prohibit transactions in the stock of other companies.

The anti-hedging and anti-pledging policy also prohibits directors and executive officers from holding Company securities in a margin account or pledging Company securities as collateral for any other loan. An exception to this prohibition may be granted, in the sole discretion of the Board of Directors or the Nominating and Corporate Governance Committee of the Board of Directors and may be based on any relevant factors, including the percentage of securities held by the individual that is currently pledged and the magnitude of aggregate pledged shares in relation to total shares outstanding, market value or trading volume. Other than 8,748 shares pledged by Craig L. Montanaro, no other shares are currently pledged by a director or executive officer. The shares referenced are unchanged from the prior fiscal year.

The Company does not have anti-hedging policies or procedures that are applicable to the Company’s employees who are not executive officers and as such, hedging transactions by non-executive employees are not prohibited.

The information provided under this Employee, Officer and Director Hedging section shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Kearny Financial specifically incorporates this information by reference.

Compensation Discussion and Analysis (“CD&A”)

This section discusses the Company’s executive compensation philosophy, guidelines and programs, and the material factors affecting the Company’s decisions regarding the compensation of its senior executives. This CD&A is presented to give our stockholders a clear and comprehensive picture of the Company’s executive compensation program, and its individual components. The Named Executive Officers (“NEOs”) for fiscal year 2021 are:

•	Craig L. Montanaro, President and Chief Executive Officer (“CEO”)

•	Eric B. Heyer, Senior Executive Vice President and Chief Operating Officer (“COO”)

•	Keith Suchodolski, Executive Vice President and Chief Financial Officer (“CFO”)

•	John V. Dunne, Executive Vice President and Chief Risk Officer (“CRO”)

•	Timothy A. Swansson, Executive Vice President and Chief Technology and Innovation Officer (“CTIO”)

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Executive Summary

Business Performance Achievements. For the fiscal year ended June 30, 2021, the Company achieved record earnings and advanced several of its short- and long-term strategic goals. During the year, the reallocation of the Company’s balance sheet, with a particular focus on high-value commercial loan and deposit relationships, led to noteworthy improvements in net interest margin, net income and earnings per share.

For the fiscal year ended June 30, 2021, the Company reported net income of $63.2 million, or $0.77 per diluted share, compared to $45.0 million, or $0.55 per diluted share, for the fiscal year ended June 30, 2020. The following are noteworthy highlights for fiscal year 2021:

•	Net income increased 40.6%, to $63.2 million, while earnings per share increased 39.5%, to $0.77 per diluted share.

•	Net increase margin increased 30 basis points to 2.75%, while net interest income increased 23.5% to $184.5 million.

•	The Company completed the acquisition of MSB Financial Corp. on July 10, 2020, adding total assets of $581.9 million, net loans of $530.2 million and total deposits of $460.2 million.

•	Core non-maturity deposits, excluding acquired balances, grew $712.5 million, or 27.5%, including organic growth of 29.4% in non-interest-bearing deposits.

•	Gain on sale of loans increased $2.4 million, or 75.0%, largely driven by increased mortgage banking activity.

•	The Company repurchased 10,567,073 shares of common stock at a cost of $119.0 million, or $11.26 per share.

•	Cash dividends paid totaled $0.35 per share, an increase of 20.7% from the year ended June 30, 2020.

•	Key financial ratios improved year-over-year, as follows:

Ratio	Fiscal 2020	Fiscal 2021
Return on Average Assets	0.67%	0.86%
Return on Average Equity	4.10%	5.79%
Return on Tangible Equity	5.10%	7.22%
Efficiency Ratio	63.66%	60.16%

“Say on Pay” Vote. On October 22, 2020, stockholders voted on a non-binding resolution to approve the compensation for the NEOs, commonly referred to as a “say on pay” vote. The resolution was approved with a 95.74% affirmative vote, demonstrating strong support of the Compensation Committee’s executive pay decisions.

Compensation Best Practices. Our executive compensation program is grounded in the following policies and practices, which promote sound compensation governance, enhance our pay-for-performance philosophy and further align our executives’ interests with those of our stockholders:

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	WHAT WE DO	WHAT WE DO NOT DO
✓	Significant emphasis on performance- based, “at-risk” compensation	X	No fully discretionary annual incentive plans
✓	Independent compensation consultant engaged by the Compensation Committee	X	No repricing and exchange of underwater options for cash or shares without stockholder approval
✓	Annual risk assessments	X	No short vesting periods for awards of restricted stock and grants of stock options
✓	Compensation recoupment “clawback” policy	X	No significant perquisites
✓	Stock ownership guidelines	X	No excise tax gross-ups in our employment and change in control agreements
✓	Anti-hedging and pledging policy	X	No “single trigger” change in control severance

Compensation Actions At-A-Glance. Taking into account our performance, stockholder feedback and our compensation best-practices, the Compensation Committee took the following actions concerning the compensation of the NEOs:

•	Base Salaries: The Committee approved increases for the NEOs effective July 1, 2020. For details, please refer to page 27 of this CD&A.

•

Executive Management Incentive Program: Each of the NEOs participated in the Executive Management Incentive Program. Consistent with our financial performance, incentive payouts for fiscal year 2021 were above target performance. For details, please refer to pages 27-30 of this CD&A.

•

Long-Term Equity Awards: On December 1, 2020, each of the NEOs had long-term equity award grants partially vest under the stockholder-approved 2016 Equity Incentive Plan (the “2016 Plan”). The Board of Directors and Compensation Committee believe that our award of stock options and restricted stock under the 2016 Plan is consistent with market compensation practices, particularly in the context of second-step conversions as substantially all second-step conversion institutions adopt equity incentive plans and the intention to adopt such plan was disclosed in the Company’s second-step offering materials. The 2016 Plan provides the Company with the greater ability to attract, retain and motivate leadership to promote its growth, improve its performance and further align the interest of its executives with the interests of its stockholders. It also gives the Company the flexibility to provide, and more heavily rely upon, equity-based compensation awards, and reduce reliance on cash compensation, which will tie the compensation of the NEOs to the performance of our common stock. For details about the structure of the equity awards that were granted on December 1, 2016, and which partially vested on December 1, 2017, December 1, 2018, December 1, 2019 and December 1, 2020, please refer to pages 31-32 of this CD&A.

On June 1, 2021, one-time equity awards were granted to Mr. Dunne and Mr. Swansson in recognition of their promotions to Executive Vice President and Chief Risk Officer and Executive Vice President and Chief Technology and Innovation Officer respectively. For details about the structure of the equity awards granted, please refer to pages 31-32 of this CD&A.

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What Guides our Executive Compensation Program

Compensation Philosophy and Objectives. Our compensation philosophy is driven by the following guiding principles that reinforce the critical connections between business performance, stockholder value creation and senior leadership:

•

Pay for Performance: A substantial portion of an NEO’s total compensation should be variable and contingent upon the attainment of certain specific and measurable annual- and long-term business performance objectives.

•

Stockholder Alignment: Executives should be compensated through a mix of components (base salaries, annual- and long-term incentives) designed to create long-term value for our stockholders, as well as foster a culture of ownership.

•

Competitiveness: Target compensation is set at a level that is competitive with that being offered to individuals holding similar positions at other organizations with which we compete for business and talent.

•	Attraction and Retention: The executive compensation program should enable Kearny Bank to retain superior executive talent, as well as attract additional top-tier leadership.

The Principal Components of Compensation. Our compensation philosophy is supported by the following principal components in our executive compensation program.

Compensation Component	Form	Purpose
Base Salary	Cash (Fixed)	Provide a fixed level of pay that recognizes the NEO’s scope of responsibilities, skills, performance and experience for the value of his or her role.

Executive Management Incentive Program	Cash (Variable)	Motivate and reward NEOs for achieving annual Company, business unit, and individual goals that support the long-term strategic plan.

Long-Term Equity Awards	Equity (Variable)	Provide incentives for NEOs to execute on longer-term financial/strategic growth goals that drive stockholder value creation and support the Company’s retention strategy.

The Decision-making Process. The Compensation Committee oversees the executive compensation program for the NEOs. The Compensation Committee is comprised of independent, non-employee members of our Board of Directors. The Compensation Committee works closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year and when considering and making any material long term equity awards. Details of the Compensation Committee’s authority and responsibilities are specified in the Compensation Committee’s charter, which is available through the Investor Relations link located at the bottom of our website at www.kearnybank.com.

The Role of the Compensation Committee. The Compensation Committee reviews all compensation and awards to the NEOs. The Compensation Committee utilizes publicly available information to gather information related to compensation practices for executive officers of financial services companies in order to determine market competitive levels of compensation as well as reviewing internal pay levels within the executive group.

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The Compensation Committee considers a variety of factors as it evaluates compensation for each officer including:

•	the Company’s overall financial performance as compared to budget and prior year’s performance;

•	bank regulatory compliance and examination results;

•

the Company’s performance metrics compared to other financial services companies in our market area, including return on assets, loan and deposit growth, level of non-performing loans, and other risk management metrics; and

•

the individual achievements of each officer in their respective areas of responsibility; and the market competitiveness of the Company’s compensation and benefits programs applicable to its executive management group.

The Compensation Committee also considers the potential risks to which the incentive compensation programs may expose the Company, and the established policies, controls, and procedures of the Company and Kearny Bank that exist to protect against such risks to the Company (See “Compensation Risk Assessment”).

The Role of Management. Upon the request of the Compensation Committee, the CEO may be asked to provide input regarding the performance and compensation of his direct reports. The Compensation Committee takes this information under advisement; the Compensation Committee makes its decisions independently and regularly hosts executive sessions. The CEO may not be present during voting or deliberations on his compensation.

The Role of the Independent Consultant. The Compensation Committee has the sole authority to retain and terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. During fiscal year 2021, the Compensation Committee retained the services of Pearl Meyer & Partners LLC (“Pearl Meyer”), an independent compensation consulting firm.

A representative from Pearl Meyer attends the Compensation Committee meetings upon request for the purpose of reviewing compensation data with the Compensation Committee and participating in general discussions on compensation for the NEOs. While the Compensation Committee considers input from Pearl Meyer when making compensation decisions, the Compensation Committee’s final decisions reflect many factors and considerations.

Pearl Meyer reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee has analyzed whether the work of Pearl Meyer as a compensation consultant has raised any conflict of interest, taking into consideration the following factors, among others: (i) the provision of other services to the Company by Pearl Meyer; (ii) the amount of fees from the Company paid to Pearl Meyer as a percentage of Pearl Meyer’s total revenue; (iii) Pearl Meyer’s policies and procedures that are designed to prevent conflicts of interest; (iv) any business or personal relationship of Pearl Meyer or the individual compensation advisors employed by Pearl Meyer with an executive officer of the Company; (v) any business or personal relationship of the individual compensation advisors with any member of the Compensation Committee; and (vi) any stock of the Company owned by Pearl Meyer or the individual compensation advisors employed by Pearl Meyer. The Compensation

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Committee has determined, based on its analysis of the above factors, among others, that the work of Pearl Meyer and the individual compensation advisors employed by Pearl Meyer as compensation consultants to the Company has not created any conflict of interest.

The Role of Benchmarking. It is the Compensation Committee’s goal to provide the NEOs with a total compensation package that is both competitive and reflective of the performance achieved by the Company compared to the performance achieved by the Company’s peers. The Compensation Committee periodically considers publicly-available data for informational purposes when making its compensation- related decisions. However, market data is not the sole determinant of the Company’s practices or executive compensation levels. When determining base salaries, incentive opportunities and annual equity grants for NEOs, the Compensation Committee also considers the performance of the Company and the individual, the nature of an individual’s role within the Company, as well as experience and contributions to his or her current role.

In setting compensation for fiscal year 2021, the Board and the Compensation Committee considered a review of executive compensation conducted by Pearl Meyer which helped to provide a market-based framework for managing executive pay practices going forward. As part of this review and analysis, Pearl Meyer developed the following peer group, which consisted of 17 publicly-traded commercial banks with assets between $4.8 billion and $10.5 billion.

Bryn Mawr Bank Corporation	Northwest Bancshares, Inc.
Columbia Financial, Inc. (MHC)	OceanFirst Financial Corp.
ConnectOne Bancorp, Inc.	Peapack-Gladstone Financial Corporation
Dime Community Bancshares, Inc.	Provident Financial Services, Inc.
First Commonwealth Financial Corporation	S&T Bancorp, Inc.
Flushing Financial Corporation	Tompkins Financial Corporation
Lakeland Bancorp, Inc.	TrustCo Bank Corp NY
NBT Bancorp Inc.	Univest Financial Corporation
Northfield Bancorp, Inc.

For each of the peer companies, data regarding base salaries, annual incentives, and long-term incentives was obtained from their annual proxy statements. This data was supplemented with industry data collected from banking surveys. Survey data was narrowed to those companies with assets of approximately $6.0 billion.

Additional factors and recommendations from Pearl Meyer were also considered and resulted in base salary increases to each NEO for fiscal years 2021 and 2022.

In fiscal 2020, in order to continue to validate the appropriateness of the Company’s executive compensation pay levels and practices as compared to the market, the Compensation Committee engaged Pearl Meyer to provide an updated review of the compensation of its most senior executives, including the NEOs. The analysis showed that the NEOs had base salary levels below market. As a result, for fiscal year 2022, the Committee approved market adjustments to the NEO’s base salaries.

Details of Compensation Components

Base Salary. Base salaries for executives and other officers are reviewed by the Compensation Committee on an annual basis. Salaries are reflective of the executive’s job responsibilities, job performance and experience, and the competitive market.

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After considering the comprehensive market analysis presented by Pearl Meyer, the Compensation Committee determined that base salary levels should be adjusted due to their position relative to the market median. In order to better align base salaries with the market, as well as recognize the significant efforts of the senior management team in fiscal year 2021, the Compensation Committee approved the following adjustments effective July 1, 2021.

Executive	Fiscal 2020 Base Salary($)	Fiscal 2021 Base Salary($)	% Change	Fiscal 2022 Base Salary($)	% Change
Craig L. Montanaro	577,058	650,000	12.64%	675,000	3.80%
Eric B. Heyer	352,260	362,828	3.00%	393,668	8.50%
Keith Suchodolski	276,813	339,000	22.46%	355,950	5.00%
John V. Dunne	232,821	242,134	4.00%	268,163	10.75%
Timothy A. Swansson	261,975	269,834	3.00%	279,278	3.50%

Executive Management Incentive Program. All NEOs participate in the Executive Management Incentive Program (the “Program”). The Program is designed to recognize and reward executives for their annual contribution to Kearny Bank’s performance. Eligibility is limited to executives that have a significant impact on the success of the Company. The Program is a short-term cash incentive plan that directly ties annual cash awards to the Company’s performance as achieved across multiple performance measures. The performance measures and goals are defined each year and approved by the Compensation Committee.

To ensure that the executive compensation program is aligned with the market and with the interest of its stockholders, as well as reflective of the Company’s business strategy, the Compensation Committee approved new incentive scorecards for fiscal year 2021. Specifically, corporate metrics included Net Income, Earnings per Share—basic and Operating Expense Ratio with individual goals including financial and non-financial goals commensurate with the executives’ roles.

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At their discretion, the Committee may adjust results for non-recurring items. For fiscal year 2021, the Committee elected to make adjustments to Net Income, Earnings per Share—Basic and the Operating Expense Ratio as presented in accordance with Generally Accepted Accounting Principles (“GAAP”). Such adjustments were made to account for the impact of non-recurring income and expense items, as described in further detail in the table below:

Reconciliation of GAAP to Non-GAAP (Dollars in Thousands, Except Per Share Data, Unaudited)	For the year ended June 30, 2021
Adjusted Net Income:
Net income (GAAP)	$63,233
Non-recurring transactions — net of tax:
Bargain purchase gain	(3,053)
Provision for credit losses on non-PCD loans	3,563
Merger-related expenses	3,123
Branch consolidation expenses and impairment charges	1,377
Net effect of sales and calls of securities	(804)
Debt extinguishment expenses	558
Reversal of income tax valuation allowance	(535)
Net effect of sales of other assets	(731)

Adjusted Net Income	$66,731

Adjusted Earnings Per Share:
Weighted average common shares – basic	82,387
Weighted average common shares – diluted	82,391
Earnings per share – basic (GAAP)	$0.77
Earnings per share – diluted (GAAP)	$0.77
Adjusted earnings per share – basic (non-GAAP)	$0.81
Adjusted earnings per share – diluted (non-GAAP)	$0.81
Adjusted Operating Expense Ratio:
Non-interest expense (GAAP)
Non-routine transactions:	$125,885
Merger-related expenses	(4,349)
Branch consolidation expenses and impairment charges	(1,961)
Debt extinguishment expenses	(796)

Non-interest expense (non-GAAP)	$118,779
Total average assets	$7,333,861
Operating expense ratio (GAAP)	1.72%
Adjusted operating expense ratio (non-GAAP)	1.62%

Performance Gates

In order to ensure incentives are funded based on profits, there are “performance gates” that must be achieved in order to fund any awards beyond Target payout levels. No payments are made under the Program if Net Income falls below 50% of Target-level performance. Additionally, the Company must achieve at least 75% of its Net Income Target for any awards to be paid beyond the Target-level payout. If performance falls below 50% of Target on any performance metric, no incentive compensation is paid on that particular measure. For fiscal year 2021, Net Income was 142.57% of Target and all performance gates were achieved.

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Target Incentive Opportunities

The table below represent the Target opportunity as a percentage of base salary, and the component weightings for each NEO for fiscal year 2021 performance:

	Target Opportunity	Component Weightings
Executive		Corporate	Individual
Craig L. Montanaro	40%	80%	20%
Eric B. Heyer	35%	80%	20%
Keith Suchodolski	30%	70%	30%
John V. Dunne	30%	70%	30%
Timothy A. Swansson	30%	70%	30%

At the beginning of each year, a range of performance is established for each performance metric (Floor; Target; and Cap). Results against each range determines the payout opportunity for each performance metric, ranging from 0% (not achieving minimal performance) to 150% (achieving exceptional performance) of the established Target.

Corporate Performance Metrics

The following discusses the performance metrics, weightings and calculation of the Corporate component of the Program.

	Corporate Performance Metrics & Weightings
Executive	Net Income	Earnings per Share (Basic)	Operating Expense Ratio
All NEOs	33.33%	33.33%	33.33%

The table below lists the performance measures in each corporate category, the goal at target and the actual results, as adjusted for the non-recurring items, for fiscal year 2021:

Corporate Performance Metrics	Target	Actual	% Achieved
Net Income (dollars in thousands)	$46,807	$66,731	142.57%
Earnings per Share — basic	0.53	0.81	152.57%
Operating Expense Ratio	1.63%	1.62%	100.92%

Individual Performance Metrics

For fiscal year 2021, each NEO is assigned individual performance metrics, equally weighted under the Program. Goals are generally milestone-based. An assessment regarding payout is made by the Compensation Committee informed by quantitative and qualitative data and feedback provided by the CEO. The following table summarizes the general nature of the goals and the aggregate payout for each NEO on the Individual component:

Executive	Individual Goals	% of Target Goal	Earned % of Base Salary
Craig L. Montanaro	Capital deployment and business growth, digital strategy, ESG	142%	11.33%
Eric B. Heyer	Enterprise-wide project management, retail strategy, real estate optimization	125%	8.75%
Keith Suchodolski	Risk management, strategic planning, organizational structure	125%	11.25%
John V. Dunne	Risk management, fraud prevention	100%	9.00%
Timothy A. Swansson	Digital strategy	125%	11.25%

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Earned Payouts

The following shows each NEO’s payout as a percentage of base salary on the Corporate and Individual performance metrics for fiscal year 2021 performance:

	Performance Categories
		Corporate Metrics
Executive	Payout at Target	Net Income	Earnings per Share – Basic	Operating Expense Ratio	Individual Performance Metrics	Payout Earned
Craig L. Montanaro	40%	16.00%	16.00%	10.86%	11.33%	54.20%
Eric B. Heyer	35%	14.00%	14.00%	9.50%	8.75%	46.25%
Keith Suchodolski	30%	10.50%	10.50%	7.13%	11.25%	39.38%
John V. Dunne	30%	10.50%	10.50%	7.13%	9.00%	37.13%
Timothy A. Swansson	30%	10.50%	10.50%	7.13%	11.25%	39.38%

Executive	Base Salary ($)	Payout at Target ($)	Payout at Target (%)	Actual Payout Earned ($)	% of Base Salary
Craig L. Montanaro	650,000	260,000	40.00%	352,274	54.20%
Eric B. Heyer	362,828	126,990	35.00%	167,826	46.25%
Keith Suchodolski	339,000	101,700	30.00%	133,494	39.38%
John V. Dunne	242,134	72,640	30.00%	89,901	37.13%
Timothy A. Swansson	269,834	80,950	30.00%	106,257	39.38%

Executive Management Incentive Program – Fiscal 2022

The Compensation Committee intends to continue with the Executive Management Incentive Program in a manner consistent with fiscal year 2021. However, the Board of Directors and the Compensation Committee are actively monitoring the effects of the COVID-19 pandemic on the economy, the trading markets for equity securities (including, in particular, the value of equity securities of banking institutions) and our operations and future results. In light of these developments, the Committee will evaluate their actual and potential effects on operating results and stockholder value. Performance goals and the incentives associated with the Program may be adjusted to account for these factors. Any material changes will be disclosed in accordance with applicable disclosure obligations.

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Long-Term Equity Incentive Compensation. The NEOs are eligible for long-term incentives, all of which are issued under the terms of our stockholder-approved 2016 Plan. The 2016 Plan provides incentives for executives to execute on longer-term performance goals that drive stockholder value creation, with an emphasis on performance-based vesting for restricted stock awards. It also supports the Company’s leadership retention strategy. On December 1, 2016, each NEO received an equity grant under this Plan. Additionally, equity awards were granted to Mr. Suchodolski on January 7, 2019 and to Mr. Dunne and Mr. Swansson on June 1, 2021 in recognition of their promotions to Executive Vice President and Chief Financial Officer, Executive Vice President and Chief Risk Officer and Executive Vice President and Chief Technology and Innovation Officer, respectively. All awards described in this section have the same terms and are subject to the requirements stated in the following table:

Type of Equity	Percentage of Award	Overview
Performance- Based Restricted Stock	50% of all restricted stock awards

•  Awards vest 20% per year over a five-year period commencing one year from the date of grant based on performance.

•  Vesting depends on the achievement of pre-determined, annual return on average assets (“ROAA”) goals as established by the Compensation Committee each year. For awards vested during the year ended June 30, 2021, the ROAA target was 0.53%.

•  Accomplishment of the ROAA target results in full vesting of the number of shares allocated to the year (i.e., 20% of the total shares granted on December 1, 2016 and January 7, 2019 in Mr. Suchodolski’s case). Awards only vest if the ROAA target is achieved or exceeded and shares are not adjusted upwards for performance above target.

•  For the fiscal year ended June 30, 2020, actual performance exceeded the ROAA target; therefore, awards vested on December 1, 2020 and January 7, 2021 in Mr. Suchodolski’s case.

Time-Based Restricted Stock	50% of all restricted stock awards	• Vesting: Awards vest 20% per year over a five-year period commencing one year from the date of grant. • Paid in Company shares at vesting.

Stock Options

•  Exercise price: 100% of fair market value on the grant date.

•  Vesting: Awards vest 20% per year over a five-year period commencing one year from the date of grant.

•  Exercise term: Maximum of 10 years (shorter exercise term upon termination of employment).

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2021 Long-Term Equity Incentive Award Vesting. The table below reflects the long-term incentive awards that vested for each of the NEOs on December 1, 2020 and on January 7, 2021 for Mr. Suchodolski.

NEO	Performance-Based Restricted Stock	Time-Based Restricted Stock	Stock Options
Craig L. Montanaro	25,000	25,000	108,000
Eric B. Heyer	9,500	9,500	30,000
Keith Suchodolski	8,500	8,500	30,000
John V. Dunne	1,400	1,400	8,000
Timothy A. Swansson	2,200	2,200	15,000

For a more detailed description of the material factors utilized in the granting of the above- referenced restricted stock awards and stock options, please see “Executive Compensation—2016 Equity Incentive Plan” below.

Other Compensation Guidelines, Practices and Policies

Stock Ownership Guidelines. The Board of Directors believes that it is in the best interest of the Company and its stockholders to align the financial interests of its executive officers and directors with those of stockholders. Accordingly, the Company has adopted Stock Ownership Guidelines for NEOs and Directors of the Company that require the following minimum investment in Company common stock:

Position	Guideline
CEO	A number of shares having a market value equal to three times (3.0x) annual base salary
All Other NEOs	A number of shares having a market value equal to two times (2.0x) annual base salary
Non-Employee Directors	A number of shares having a market value equal to four times (4.0x) annual cash retainer (excluding any committee fees)

Newly appointed Named Executive Officers and Directors have three years from the time they are appointed, promoted or elected, as the case may be, to meet these guidelines. In order to expedite this process, a minimum of fifty percent (50%) of shares (net of taxes) acquired through the Company’s Equity Incentive Plan(s) will be required to be held upon each vesting until the Guidelines are met. For the purpose of determining if the ownership guidelines are met, unvested performance shares and underlying outstanding stock options will not be considered. Stock ownership for NEOs and Directors is reviewed on an annual basis and the Nominating and Corporate Governance Committee maintains responsibility for the administration of this policy at their full discretion.

“Claw-Back” Provision. The executive compensation program includes a claw-back provision. In the event the Company or Kearny Bank is required to restate its financial statements, participants will be required to forfeit any incentive award earned or distributed during the period for which the restatement is required in excess of what they would have otherwise received based on restated results. The Compensation Committee has discretion in determining the application of claw-backs and the amounts to be reclaimed under this provision.

Anti-Hedging and Pledging Policy. Please see the disclosure provided above under the section entitled “Employee, Officer and Director Hedging.”

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Retirement Income. The NEOs are eligible to participate in benefit plans available to all employees, including the 401(k) Plan and the ESOP. Certain NEOs also participate in the related ESOP Benefits Equalization Plan, which provides benefits that would otherwise be limited under the ESOP due to IRS limits, and the frozen Kearny Bank defined benefit pension plan and the frozen Benefits Equalization Plan related to the defined benefit plan (each of which have been frozen as of July 1, 2007 so that future service or salary changes will not increase retirement benefits).

Compensation Risk Assessment. During fiscal year 2021, senior management conducted an updated Compensation Risk Assessment which concluded the Company’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Tax Deductibility of Executive Compensation. Prior to the implementation of the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts Act”), Section 162(m) of the Internal Revenue Code generally disallowed a federal income tax deduction for compensation over $1.0 million paid for any fiscal year to our President and Chief Executive Officer and specified other executive officers, subject to certain exceptions such as “performance-based” compensation. As a result of the Tax Cuts Act, the Company may no longer take an annual deduction for any compensation paid to its NEOs in excess of $1.0 million per NEO. Due to the continued importance and benefit to the Company and our stockholders of awarding compensation that is structured to properly incentivize our executive officers, the Compensation Committee believes that is in our best interests to retain flexibility in awarding compensation, even if some awards may be non-deductible compensation expense to the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis that is required by the rules established by the Securities and Exchange Commission. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021.

This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” and shall not otherwise be deemed “soliciting material” or to be “filed” with the Securities and Exchange Commission under such Acts.

Compensation Committee:	Theodore J. Aanensen (Chair)
Christopher Petermann
John F. Regan

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Executive Compensation

Summary Compensation Table. The following table sets forth for the fiscal years ended June 30, 2021, 2020 and 2019 certain information as to the total compensation paid to our President and Chief Executive Officer, Senior Executive Vice President and Chief Operating Officer, Executive Vice President and Chief Financial Officer and our two other most highly compensated executive officers. Each executive is referred to as a named executive officer (“NEO”).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(3) ($)	All Other Compensation(5) ($)	Total ($)

Craig L. Montanaro	2021	650,000	—	—	—	352,274	—	144,681	1,146,955
President and CEO	2020	577,058	—	—	—	321,402	37,000	200,966	1,136,426
	2019	560,250	—	—	—	188,031	18,000	180,249	946,530
Eric B. Heyer	2021	362,828	—	—	—	167,826	—	89,688	620,342
SEVP and COO	2020	352,260	—	—	—	165,508	—	111,825	629,593
	2019	342,000	—	—	—	100,434	—	104,996	547,430
Keith Suchodolski	2021	339,000				133,494	—	56,074	528,568
EVP and CFO	2020	276,813	—	—	—	110,520	—	76,514	463,847
	2019	268,751	—	842,940	189,375	71,426	—	53,623	1,426,115
John V. Dunne(4)	2021	242,134	—	352,043	—	89,901	—	34,600	718,678
EVP and CRO
Timothy A. Swansson(4)	2021	269,834	—	352,043	—	106,257	—	38,327	766,461
EVP and CTIO

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(1)

Amounts shown represent awards under the Company’s performance-based, long-term incentive compensation program. For stock awards, fifty percent (50%) of the total awards are subject to performance-based vesting requirements and the other fifty percent (50%) are subject to time-based vesting. In accordance with FASB ASC Topic 718, the reported amount represents the full grant date value of each award. Awards vest at a rate of 20% per year beginning on the first anniversary of the date of grant and on each subsequent anniversary. The assumptions used in the calculation of these amounts are included in Note 14 to our audited consolidated financial statements for the fiscal year ended June 30, 2021 included in our Annual Report on Form 10-K. For stock option awards, amounts reported are grant date fair values computed based upon the Black-Scholes option valuation model, and the actual value, if any, that may be realized will depend on the excess of the stock price over the exercise price on the date the option is exercised. Therefore, there is no assurance that the value of an option realized by a NEO will be at or near the value shown above. For restricted stock awards, the amount shown reflects the aggregate grant date fair value of the restricted stock awards. For those restricted stock awards that are subject to performance conditions, the grant date fair values are based on the outcome of such conditions at target level.

(2)

Reflects the amounts earned by each NEO under the Kearny Bank Executive Management Incentive Compensation Plan. Please see the section titled “Compensation Discussion and Analysis – Executive Management Incentive Program” for a discussion of this plan and the determination of the 2021 bonus amounts.

(3)

Reflects the actuarial change in pension value in Mr. Montanaro’s accrued benefit under the defined benefit pension plan from June 30 of the prior year to June 30 of the reported year. Mr. Montanaro is the only NEO that participates in the defined benefit pension plan. Pension values may fluctuate significantly from year to year depending on a number of factors, including age and the assumptions used to determine the present value of a named executive officer’s accumulated benefit. For 2021, the change in pension value for Mr. Montanaro was negative $6,000; however, applicable SEC rules require that we report any negative number as a zero in the above table.

(4)	Messrs. Dunne and Swansson were NEO’s for the first time in the 2021 fiscal year and, pursuant to SEC rules, compensation for the 2020 and 2019 fiscal years are not required to be reported.
(5)	For fiscal year 2021, all other compensation included the following:

Name	401(k) Plan Company Contributions ($)	Bank Owned Life Insurance ($)	ESOP and ESOP BEP Company Contributions(1) ($)	Long-Term Care Premiums ($)	Dividends Paid on Unvested Stock Awards ($)	Other(2) ($)
Craig L. Montanaro	—	1,347	64,183	3,886	52,500	22,765
Eric B. Heyer	9,916	1,265	33,056	14,701	19,950	10,800
Keith Suchodolski	10,643	306	24,879	8,444	11,802	—
John V. Dunne	7,660	—	18,600	—	2,940	5,400
Timothy A. Swansson	8,532	296	24,879	—	4,620	—

(1)

For Messrs. Montanaro, Heyer and Suchodolski, amount shown includes regular ESOP allocations of $35,529, $27,553 and $23,148, respectively, and for Messrs. Montanaro, Heyer and Suchodolski, allocations under the related ESOP Benefits Equalization Plan of $28,654, $5,503 and $1,731, respectively.

(2)

For Mr. Montanaro, the amount shown includes an automobile allowance of $10,778 and country club dues of 11,987. For Messrs. Heyer and Dunne, the amount shown includes an automobile allowance of $10,800 and $5,400, respectively.

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Grants of Plan-Based Awards. The following table sets forth information regarding plan-based awards made to the NEOs for the fiscal year ended June 30, 2021.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Craig L. Montanaro	—	130,000	260,000	390,000	—	—	—	—	—	—	—
Eric B. Heyer	—	63,495	126,990	190,485	—	—	—	—	—	—	—
Keith Suchodolski	—	50,850	101,700	152,550	—	—	—	—	—	—	—
John V. Dunne	—	36,320	72,640	108,960	—	—	—	—	—	—	—
	6/1/2021	—	—	—	—	—	—	13,427	—	—	176,028
	6/1/2021	—	—	—	—	13,426	—	—	—	—	—
Timothy A. Swansson	—	40,475	80,950	121,425	—	—	—	—	—	—	—
	6/1/2021	—	—	—	—	—	—	13,427	—	—	176,028
	6/1/2021	—	—	—	—	13,426	—	—	—	—	—

(1)

The amounts reported in these columns include potential cash payouts corresponding to achievement of the threshold, target and maximum performance objectives under the Executive Management Incentive Program. Please see the section titled “Compensation Discussion and Analysis - Executive Management Incentive Program” for a discussion of this plan.

(2)

The amount of each performance-based restricted stock award is contingent upon satisfying a performance-based target as of June 30, 2021, and each subsequent June 30 through June 30, 2025. If the performance objectives are met or exceeded, the number of shares earned vest 20% on June 1, 2022, and 20% on each subsequent June 1 through June 30, 2026. The awards will become 100% vested earlier upon death or disability, and the shares of Company common stock will be issued to the NEO on June 1 following the applicable vesting date provided the NEO is employed on such date. The awards were made under the 2016 Plan and please see the section titled “Compensation Discussion and Analysis - Long-Term Equity Incentive Compensation” for a discussion of this plan.

(3)

The amounts shown in this column reflect the number of shares of restricted stock granted to the NEO pursuant to the 2016 Plan. These awards are subject to time-based vesting, and the awards will vest 20% on June 1, 2022, and 20% on each subsequent June 1 through June 1, 2026 provided the NEO is employed on such dates, and the awards will become 100% vested earlier upon death or disability.

(4)

The amounts shown in this column reflect the full grant date fair value of the restricted stock awards calculated in accordance with FASB ASC No. 718, and, for performance-based awards, the amounts shown reflect attaining the performance at the target level. The grant date per share fair value for the restricted stock award was $13.11, which was the closing price of the Company’s stock on the date of grant.

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Outstanding Equity Awards at Fiscal Year End. The following table provides information regarding stock options and restricted stock awards held by the NEOs as of June 30, 2021.

	Option Awards					Stock Awards
						Restricted Stock			Performance Shares
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(7) ($)
Craig L. Montanaro	432,000	108,000	(1)	15.35	12/1/2026	25,000	(1)	298,750	25,000	(4)	298,750
Eric B. Heyer	120,000	30,000	(1)	15.35	12/1/2026	9,500	(1)	113,525	9,500	(4)	113,525
Keith Suchodolski	60,000	15,000	(1)	15.35	12/1/2026	2,200	(1)	26,290	2,200	(4)	26,290
	30,000	45,000	(2)	13.38	1/7/2029	18,900	(2)	225,855	18,900	(5)	225,855
	6,902	—		9.82	4/1/2025	—		—	—		—
John V. Dunne	32,000	8,000	(1)	15.35	12/1/2026	1,400	(1)	16,730	1,400	(4)	16,730
						13,427	(3)	160,453	13,426	(6)	160,441
Timothy A. Swansson	60,000	15,000	(1)	15.35	12/1/2026	2,200	(1)	26,290	2,200	(4)	26,290
						13,427	(3)	160,453	13,426	(6)	160,441
	34,510	—		10.71	4/1/2024

(1)	Awards vest at a rate of 20% per year with the remaining awards vesting on December 1, 2021.
(2)	Awards vest at a rate of 20% per year with the remaining awards vesting on January 7, 2022, January 7, 2023 and January 7, 2024.
(3)	Awards vest at a rate of 20% per year with the remaining awards vesting on June 1, 2022, June 1, 2023, June 1, 2024, June 1, 2025 and June 1, 2026.
(4)

Performance shares (restricted stock subject to performance-based vesting) vest at a rate of 20% per year provided that certain performance metrics are achieved, with the remaining awards vesting, if at all, on December 1, 2021. For a description of the performance metrics, please see the section titled “Compensation Discussion and Analysis - Long-Term Equity Incentive Compensation.”

(5)

Performance shares (restricted stock subject to performance-based vesting) vest at a rate of 20% per year provided that certain performance metrics are achieved, with the remaining awards vesting, if at all, on January 7, 2022, January 7, 2023 and January 7, 2024. For a description of the performance metrics, please see the section titled “Compensation Discussion and Analysis—Long-Term Equity Incentive Compensation.”

(6)

Performance shares (restricted stock subject to performance-based vesting) vest at a rate of 20% per year provided that certain performance metrics are achieved, with the remaining awards vesting, if at all, on June 1, 2022, June 1, 2023, June 1, 2024, June 1, 2025 and June 1, 2026. For a description of the performance metrics, please see the section titled “Compensation Discussion and Analysis - Long-Term Equity Incentive Compensation.”

(7)	Amounts based on the closing price of the Company common stock as of June 30, 2021 ($11.95).

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2016 Equity Incentive Plan. Stockholders of the Company approved the 2016 Plan at our 2016 Annual Meeting of Stockholders. Under the 2016 Plan, individuals may receive awards of restricted stock and grants of stock options to purchase shares of Company common stock at a specified exercise price during a specified time period. The 2016 Plan provides for a total share reserve of 5,211,324 shares (or 7.21% of the shares issued in the Company’s second-step conversion, excluding exchange shares), of which 1,523,696 may be issued as restricted stock awards shares (or 2.11% of the shares issued in the second- step, excluding exchange shares).

The Compensation Committee believes that stock ownership provides a significant incentive in building stockholder value by further aligning the interests of our officers and employees with stockholders because such compensation is directly linked to the performance of Company common stock. This element of compensation increases in importance as the Company common stock appreciates in value and serves as a retention tool for executives. The inclusion of performance-based vesting awards also encourages long- term strategic focus of our executives.

The 2016 Plan is administered by the Compensation Committee. The Compensation Committee has the authority and discretion to select the persons who will receive awards; establish the terms and conditions relating to each award; adopt rules and regulations relating to the 2016 Plan; and interpret the 2016 Plan. The 2016 Plan also permits the Compensation Committee to delegate all or any portion of its responsibilities and powers.

The Company’s employees and outside directors are eligible to receive awards under the 2016 Plan. Awards may be granted in a combination of restricted stock awards, incentive stock options, and non- qualified stock options. The exercise price of stock options granted under the 2016 Plan may not be less than the fair market value on the date the stock option is granted. Stock options are subject to vesting conditions and restrictions as determined by the Compensation Committee. No dividends will be paid with respect to any stock award subject to performance-vesting conditions unless and until the performance conditions are met and vesting occurs, and only on that portion of the stock award that actually vests.

All restricted stock and stock option grants will be subject to conditions established by the Compensation Committee that are set forth in the award agreement. Awards granted under the 2016 Plan will vest upon death, disability, or involuntary termination of employment or service following a change in control (as defined in the 2016 Plan).

Option Exercises and Stock Vested. The following table sets forth information regarding the vesting of restricted stock awards and stock option exercises for each NEO during fiscal year ended June 30, 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Craig L. Montanaro	—	—	50,000	556,500
Eric B. Heyer	—	—	19,000	211,470
Keith Suchodolski	—	—	17,000	197,526
John V. Dunne	—	—	2,800	31,164
Timothy A. Swansson	—	—	4,400	48,972

(1)

The amounts reported in this column are determined by multiplying the number of shares that vested by the per share closing price of Company common stock on the vesting date and adding the dividends paid on such vested shares. The amount of dividends paid on such vested shares are included as compensation for the individual in the Summary Compensation Table.

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Frozen Pension Plan. Kearny Bank is a participating employer in a multiple-employer pension plan sponsored by the Pentegra Defined Benefit Plan for Financial Institutions (the “Pension Plan”), and, effective July 1, 2007, Kearny Bank froze all future enrollments and benefit accruals under the Pension Plan and related benefits equalization plan. The Pension Plan provides for monthly payments to each participating employee at normal retirement age. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. The annual benefit amount upon retirement at age 65 equals 2% of the participant’s highest five-year average salary times years of service determined as of June 30, 2007. Benefits are payable in the form of a monthly retirement benefit and a death benefit or an alternative form that is actuarially equivalent.

Supplemental Executive Retirement Plan. Kearny Bank has entered into a supplemental executive retirement plan, effective as of July 1, 2021 (the “SERP”), with Mr. Montanaro. Under the SERP, which is a nonqualified deferred compensation plan subject to Section 409A of the Internal Revenue Code, the executive is entitled to receive an amount equal to the present value of an annual benefit equal to fifty percent (50%) of the executive’s highest annual base salary that would have been payable monthly over a period of one-hundred eighty (180) months following a termination of employment on or after age sixty- five (65), with the benefit paid in a lump sum within ten (10) days following the executive’s termination of employment. If the executive terminates employment prior to age sixty-five (65) (other than due to death, disability or following a change in control), the executive will be entitled to receive a lump sum payment equal to the accrual balance (as defined in the SERP) within ten (10) days following the executive’s termination of employment. If the executive dies prior to termination of employment, the SERP will not pay any benefits to the executive’s beneficiary and instead the executive’s beneficiary will receive a death benefit under the executive life insurance agreement entered into between Kearny Bank and the executive. The agreement also provides a benefit in the event of the executive’s disability or upon the occurrence of a change in control followed by a qualifying termination of employment.

The following table provides information with respect to the payments that each NEO may receive following, or in connection with retirement, under the Pension Plan and SERP as of June 30, 2021.

Name	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
Craig L. Montanaro	Pension Plan	4	163,000	—
	SERP(2)	—	—	—
Eric B. Heyer	Pension Plan	—	—	—
Keith Suchodolski	Pension Plan	—	—	—
John V. Dunne	Pension Plan	—	—	—
Timothy A. Swansson	Pension Plan	—	—	—

(1)

Assumes retirement at normal retirement age as defined in the Pension Plan. Present value is calculated using assumptions set forth in Note 13 to our audited consolidated financial statements for the fiscal year ended June 30, 2021 included in our Annual Report on Form 10-K. Mr. Montanaro is the only NEO that participates in the Pension Plan.

(2)	The SERP is effective as of July 1, 2021 and therefore Mr. Montanaro did not have a benefit as of June 30, 2021.

ESOP. Kearny Bank maintains an ESOP, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the ESOP’s eligibility requirements. Employees of Kearny Bank who have been credited with at least 1,000 hours of service during a 12-month period are eligible to participate in the ESOP. In 2005, the ESOP borrowed funds from the Company pursuant to a loan and used those funds to purchase 1,745,700 shares of common stock for the ESOP in connection with the Company’s initial public offering (the “2005 Loan”). In connection with the completion of the second-step stock offering and conversion on May 18, 2015, the ESOP purchased an additional 3,612,500 shares of Company common

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stock. The ESOP funded its stock purchase with a loan from the Company equal to the aggregate purchase price of the common stock and the outstanding balance of the 2005 Loan (the 2005 Loan was refinanced into the new ESOP plan). This loan will be repaid principally through Kearny Bank’s contribution to the ESOP and dividends payable on the common stock held by the ESOP over the 20-year term of the loan. The interest rate for the ESOP loan is 3.25%.

Shares purchased by the ESOP are held in an unallocated suspense account, and shares will be allocated to the participants’ accounts as the loan is repaid on a pro-rata basis. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of eligible plan compensation relative to all participants’ proportional share of eligible plan compensation. All shares of Company common stock held by the ESOP prior to the completion of the second-step stock offering and conversion on May 18, 2015 were automatically converted to shares of Company common stock pursuant to the exchange ratio of 1.3804.

Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid generally in the form of cash or Company stock, or both. Pursuant to FASB ASC Topic 718- 40, the Company will record a compensation expense each year in an amount equal to the fair market value of the shares released from the unallocated suspense account.

401(k) Plan. Kearny Bank maintains a 401(k) Plan, a tax-qualified defined contribution retirement plan, for all employees who have satisfied the 401(k) Plan’s eligibility requirements. All eligible employees can begin participation in the 401(k) Plan on the first day of the month coinciding with or following the date on which the employee attains age 21 and has completed three months of service and 250 hours of service. A participant may contribute up to 75% of his or her compensation to the 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. For 2021, the salary deferral contribution limit is $19,500, provided, however, that a participant over age 50 may contribute an additional $6,500 to the 401(k) Plan. In addition to salary deferral contributions, the 401(k) Plan provides that Kearny Bank will make an employer matching contribution equal to 100% of a participant’s salary deferral contribution, provided that such amount does not exceed 1% of a participant’s compensation, plus 50% of a participant’s salary deferral contribution that exceeds 1% but does not exceed 6% of a participant’s compensation earned during the plan year. A participant is always 100% vested in his or her salary deferral contributions and employer matching contributions. Each participant has an individual account under the 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available.

Nonqualified Deferred Compensation. Kearny Bank has implemented a Benefits Equalization Plan related to the ESOP. This plan constitutes a defined contribution plan providing for deferral of compensation on a non-tax-qualified basis. The purpose of this plan is to provide a benefit to senior executives of Kearny Bank whose benefits under the ESOP are limited by Sections 401(a)(17) and 415 of the Internal Revenue Code. For example, this plan provides participants with a benefit for any compensation that they may earn in excess of $290,000, as indexed, comparable to the benefits earned by all participants under the ESOP for compensation earned below that level. Kearny Bank may utilize a grantor trust in connection with this plan in order to set aside funds that ultimately may be used to pay benefits under the plan. The assets of the grantor trust will remain subject to the claims of Kearny Bank’s general creditors in the event of insolvency, until paid to a participant following termination of employment according to the terms of the plan. Benefits under the plan will be paid in a lump sum in the form of shares of common stock to the extent permissible under applicable regulations, or in the alternative, benefits will be paid in cash based upon the value of such shares at the time that such benefit payments are made. The actual value of benefits under this plan and the annual financial reporting expense associated with this plan are calculated annually based upon a variety of factors, including the actual value of benefits for participants determined under the ESOP each year, the applicable limitations under the Internal Revenue Code that are subject to

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adjustment annually and the compensation of each participant at such time. Generally, benefits under the plan are taxable to each participant at the time of receipt of such payment, and Kearny Bank will recognize a tax-deductible compensation expense at such time.

The following table sets forth information with respect to NEOs with accumulated benefits under the Benefits Equalization Plan related to the ESOP as of June 30, 2021.

Name	Executive Contributions In Last Fiscal Year ($)	Company Contributions in Last Fiscal Year(1) ($)	Aggregate Gain/Loss in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End(2) ($)
Craig L. Montanaro	—	28,654	79,086	—	199,685
Eric B. Heyer	—	5,503	8,439	—	15,041
Keith Suchodolski	—	1,731	1,731	—	1,731
John V. Dunne	—	—	—	—	—
Timothy A. Swansson	—	—	—	—	—

(1)	Contributions included in the “Company Contributions in Last Fiscal Year” column are included as compensation for the individual in the Summary Compensation Table.
(2)	Amounts included in the “Aggregate Balance at Last Fiscal Year End” have been reported as compensation for the individuals for years in which their summary compensation has been reported.

Employment Agreements. Kearny Bank has entered into employment agreements with Messrs. Montanaro and Heyer and the Company is a party to the agreements solely as a guarantor. In addition, the Company has entered into an employment agreement with Mr. Montanaro, which is substantially identical to the agreement Kearny Bank entered into with Mr. Montanaro, except the compensation payable under Mr. Montanaro’s agreement with the Company is reduced dollar-for-dollar for any compensation paid by Kearny Bank. Mr. Montanaro and Mr. Heyer’s agreements have a three-year term. Commencing on the first anniversary of the agreements (which is defined as July 1 of each calendar year) and on each subsequent anniversary thereafter, the agreements may be renewed for an additional year so that the remaining term is three years for Messrs. Montanaro and Heyer’s agreements, provided that the disinterested members of the board of directors of Kearny Bank conduct a performance evaluation of the executive and affirmatively approve the extension.

The current base salary for Messrs. Montanaro and Heyer are $675,000 and $393,668, respectively. In addition to base salary, each executive is generally entitled to participate in discretionary bonuses, pension and other retirement benefit plans, welfare benefit plans and other equity, incentive and benefit plans and perquisites applicable to senior management of Kearny Bank. Upon the termination of an executive’s employment at any time on or after attainment of age 62 and until the executive becomes eligible for Medicare coverage, the executive is eligible to receive reimbursement for participation in medical coverage comparable to coverage under Kearny Bank’s plan.

In the event of the executive’s involuntary termination of employment for reasons other than cause, disability or death, the executive is entitled to a severance payment equal to the executive’s base salary for the remaining term of the agreement, payable in a lump sum within 10 days of the executive’s termination of employment, and continued medical and dental coverage for generally the remaining term of the agreement. In the event the executive voluntarily resigns during the term of the employment agreement for “good reason” (as defined in the agreement), the executive is entitled to a severance payment equal to the executive’s annual base salary, payable in a lump sum within ten days of the executive’s termination of employment.

In the event of a change in control of the Company or Kearny Bank followed within 24 months by the executive’s involuntary termination of employment for any reason other than cause or the executive’s termination for good reason, then in lieu of the severance benefits described immediately above, Mr.

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Montanaro is entitled to a severance benefit equal to 2.999 times his prior five-year average annual taxable compensation and Mr. Heyer is entitled to a severance benefit equal to three times his total compensation earned during the most recently completed calendar year ending on or prior to the date of the his termination of employment. In addition, the executives are entitled to continued participation in medical and dental coverage for generally the remaining term of the agreement.

Upon any termination of employment (except following a change in control), the executives will each be required to adhere to non-competition and non-solicitation covenants for six months.

For quantification of the amounts that would be payable to each NEO under his respective employment agreement in connection with a qualifying termination of employment, see the section entitled “Potential Payments Upon Termination or Change in Control” below.

Change in Control Agreements. Kearny Bank has entered into change in control agreements with Messrs. Suchodolski, Dunne and Swansson, which provides, in the event of a change in control of the Company or Kearny Bank followed within 24 months by the individual’s involuntary termination of employment for any reason other than cause or the executive’s termination for good reason, a severance payment equal to two times the individual’s annual base salary and bonus, payable in a lump sum within ten days of the individual’s termination of employment, and continued participation in medical and dental coverage for generally two years. For quantification of the amount that would be payable to Messrs. Suchodolski, Dunne and Swansson under their respective change in control agreements in connection with a qualifying termination of employment, see the section entitled “Potential Payments Upon Termination or Change in Control” below.

Executive Life Insurance Agreements. Kearny Bank is party to Executive Life Insurance Agreements with Messrs. Montanaro and Heyer pursuant to which Kearny Bank has purchased life insurance policies on behalf of the executives. Under the agreements, the beneficiary of each executive is entitled to a death benefit equal to two times the executive’s highest annual base salary in effect during the three calendar years prior to death, plus an additional one hundred thousand dollars, if the executive dies while employed by Kearny Bank or in effect during the three calendar years prior to retirement if the executive is retired at the time of death and meets certain age and service requirements. The maximum death benefit, however, may not exceed $1.5 million. In the event of a change in control of Kearny Bank prior to the executive’s death or retirement, the death benefit shall remain in effect, regardless of whether the age and service requirements have been met. In addition, Kearny Bank is a party to an Executive Life Insurance Agreements with Messrs. Suchodolski and Swansson under similar terms as described above, except that in the case of the executive’s termination of employment, for any reason, the benefit to the executives would cease.

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Potential Payments Upon Termination or Change in Control. The following table summarizes the estimated payments that would be made to the NEOs upon termination of employment as of June 30, 2021, pursuant to each executive’s employment agreement, change in control agreement, equity awards and other benefit plans and agreements. The amounts shown do not include the NEO’s vested stock options or account balances in the Benefits Equalization Plan related to the ESOP since the present value of the accumulated benefits in the Benefits Equalization Plan is provided in the above tables. The actual payments that would be made to the NEOs can only be determined at the time of such executive’s termination of employment. The amounts shown below are estimates based on multiple assumptions and the actual amounts to be received by a NEO may differ materially from the amounts shown below.

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(6) ($)

Craig L. Montanaro
Employment Agreement(1)	650,000	2,073,336	3,929,628	650,000	1,495,000
Exec. Life Ins. Agreement(3)	—	—	—	1,450,000	—
Restricted Stock Vesting(4)	—	—	597,500	597,500	597,500
Stock Option Vesting(5)	—	—	—	—	—

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(6) ($)

Eric B. Heyer
Employment Agreement(1)	362,828	1,211,820	2,145,784	362,828	834,504
Exec. Life Ins. Agreement(3)	—	—	—	875,656	—
Restricted Stock Vesting(4)	—	—	227,050	227,050	227,050
Stock Option Vesting(5)	—	—	—	—	—

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(6) ($)

Keith Suchodolski
Change in Control Agreement(2)	—	—	932,392	—	—
Exec. Life Ins. Agreement(3)	—	—	—	828,000	—
Restricted Stock Vesting(4)	—	—	504,290	504,290	504,290
Stock Option Vesting(5)	—	—	—	—	—

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(6)($)

John V. Dunne
Change in Control Agreement(2)	—	—	742,359	—	—
Exec. Life Ins. Agreement(3)	—	—	—	—	—
Restricted Stock Vesting(4)	—	—	354,341	354,341	354,341
Stock Option Vesting(5)	—	—	—	—	—

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	43

Name and Plan	Termination for Good Reason ($)	Termination w/o Cause No Change in Control ($)	Termination w/o Cause With Change in Control ($)	Death ($)	Disability(6)($)

Timothy A. Swansson
Change in Control Agreement(2)	—	—	572,504	—	—
Exec. Life Ins. Agreement(3)	—	—	—	689,668	—
Restricted Stock Vesting(4)	—	—	373,461	373,461	373,461
Stock Option Vesting(5)	—	—	—	—	—

(1)	This amount includes the estimated cost for continued medical and dental insurance coverage.
(2)

Messrs. Heyer, Suchodolski, Dunne and Swansson’s agreements provide that change in control severance payments will be reduced, to the extent necessary, to avoid a loss of deductibility under Section 280G of the Internal Revenue Code and imposition of excise taxes on the named executive officer under Section 4999 of the Internal Revenue Code. Accordingly, Messrs. Heyer, Suchodolski, Dunne and Swansson’s severance payments have been reduced by $335,258, $41,504, $155,252 and $92,655, respectively. The amount of such reductions may differ materially in subsequent years since the amounts are based on multiple assumptions that may or may not actually occur.

(3)

The death benefit includes the amount payable under each individual’s Executive Life Insurance Agreement and a death benefit of $50,000 payable under Kearny Bank’s group term life insurance plan. Mr. Dunne is not covered by an Executive Life Insurance Agreement and his beneficiary is entitled to a death benefit under the group term life insurance plan.

(4)

This amount represents the value of unvested restricted stock awards that become fully vested upon certain events, including death, disability and an involuntary termination, other than for cause, or termination for good reason following a change in control of the Company.

(5)	No amount is shown since the exercise price of the non-vested stock options exceeds the fair market value of the common stock of the Company as of June 30, 2021.
(6)	Each executive is also covered by a long-term disability plan which, if payable, provides a monthly benefit of sixty percent (60%) of base salary, with a maximum benefit of $15,000 per month.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	44

2021 CEO Pay Ratio

In accordance with the applicable provisions of Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402 (u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all employees of our Company and the annual total compensation of our President and Chief Executive Officer.

For the fiscal year ended June 30, 2021, our median annual total compensation for all employees other than our President and Chief Executive Officer was $72,519. The annual total compensation for our President and Chief Executive Officer for the same period was $1,146,955. The ratio of our CEO’s compensation to the median employee’s compensation was 15.82 to 1.

We identified our median employee using our entire workforce utilizing annualized gross pay plus the value of employer contributions to the Kearny Bank Employee Stock Ownership Plan for the fiscal year ended June 30, 2021. We annualized compensation for full-time and part-time permanent employees who were employed on June 30, 2021, but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

We determined the annual total compensation for our median employee by calculating total compensation for such employee in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. With regard to the annual total compensation of our President and Chief Executive Officer, we used the amount reported in the “Total” column of our 2021 Summary Compensation Table included in this Proxy Statement.

SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and various assumptions and, as a result, the pay ratio reported by the Company may not be comparable to the pay ratio reported by other companies.

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Director Compensation

Set forth below is a table providing information concerning the compensation of the non-employee directors of the Company for the fiscal year ended June 30, 2021. Mr. Craig Montanaro, our President and Chief Executive Officer, does not receive separate compensation for his service as a director, and information with respect to the compensation paid to Mr. Montanaro is included above in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Change in Pension Value(2) ($)	All Other Compensation(3) ($)	Total ($)
Theodore J. Aanensen	92,800	—	—	—	33,368	126,168
Raymond E. Chandonnet	86,800	—	—	—	42,852	129,652
Catherine A. Lawton	86,800	—	—	—	28,874	115,674
John N. Hopkins	86,800	—	—	—	44,799	131,599
John J. Mazur, Jr.	100,250	—	—	—	27,362	127,612
Joseph P. Mazza	93,050	—	—	—	34,034	127,084
John F. McGovern	96,800	—	—	—	30,206	127,006
Leopold W. Montanaro	86,800	—	—	—	29,402	116,202
Christopher Petermann	97,050	—	—	—	38,065	135,115
Charles J. Pivirotto	86,800	—	—	—	—	86,800
John F. Regan	90,800	—	—	—	23,404	114,204

(1)

As of June 30, 2021, each director held 8,227 unvested shares of restricted stock, 80,000 vested stock options and 20,000 unvested stock options, except for Mr. Montanaro, whose compensation is reported in the Summary Compensation Table above, Director Pivirotto who did not hold any unvested shares of restricted stock or vested or unvested stock options and Director Lawton, who holds 21,000 unvested shares of restricted stock and 45,000 unvested stock options and 30,000 vested stock options.

(2)

For more information concerning the Directors Consultation and Retirement Plan, please see Note 13 to our audited consolidated financial statements for the fiscal year ended June 30, 2021 included in our Annual Report on Form 10-K. Reflects the actuarial change in pension value in each individual’s accrued benefit under the defined benefit pension plan from June 30 of the prior year to June 30 of the reported year. Pension values may fluctuate significantly from year to year depending on a number of factors, including age and the assumptions used to determine the present value of an individual’s accumulated benefit. The change in pension value for Directors Aanensen, Hopkins, Mazur, Mazza, McGovern, Montanaro and Regan, and, respectively, was negative $42,000, $26,000, $49,000, $31,000, $9,000, $14,000 and $27,000, respectively; however, applicable SEC rules require that we report a negative number as a zero in the above table.

(3)	For fiscal year 2021, all other compensation included the following:

Name	Health and Long-Term Care Premiums ($)	Dividends on Stock Awards* ($)	Bank Owned Life Insurance** ($)	Total All Other Compensation ($)
Theodore J. Aanensen	20,041	8,639	4,688	33,368
Raymond E. Chandonnet	34,213	8,639	—	42,852
Catherine A. Lawton	24,885	3,990	—	28,875
John N. Hopkins	19,193	8,639	16,967	44,799
John J. Mazur, Jr.	16,921	8,639	1,802	27,362
Joseph P. Mazza	20,260	8,639	5,135	34,034
John F. McGovern	20,688	8,639	879	30,206
Leopold W. Montanaro	18,121	8,639	2,643	29,403
Christopher Petermann	29,426	8,639	—	38,065
Charles J. Pivirotto	—	—	—	—
John F. Regan	10,077	8,639	4,688	23,404

*

Dividends are paid to a director upon vesting of the underlying stock award. If a director does not vest in the underlying stock award, a director will not receive such dividends. Amount shown reflects the amount of dividends paid upon vesting of the underlying stock award.

**

For each current director, other than Messrs. Chandonnet, Hopkins, Montanaro, Petermann, Pivirotto and Ms. Lawton, the Company maintains life insurance arrangements providing for a death benefit of $500,000. Life insurance arrangements provide for a death benefit of $1,950,000 for Mr. Hopkins, and $288,553 for Mr. Montanaro.

Board Retainers. In fiscal 2021, each Director received a quarterly retainer for service as follows: Non-employee directors receive $15,700 quarterly for service on the Kearny Bank’s Board and $6,000 for service on the Board of the Company. The Chairman receives a higher quarterly retainer of $17,200 and $6,300 for service on Kearny Bank’s Board and the Board of the Company, respectively.

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Members of the Kearny Bank Executive Committee do not receive retainers for service. Each member of the Kearny Bank Board of Directors is also a member of the Executive Committee. Members of the Audit & Compliance Committee and the Chairman of this committee received a quarterly retainer of $1,562.50 and $2,500, respectively. Members of the Compensation Committee and the Chairman of this committee received a quarterly retainer of $1,000 and $1,500, respectively.

Directors who also serve as employees do not receive compensation as directors. Directors are eligible to receive coverage under the Company’s health, dental and long-term care insurance plans.

Director Life Insurance Agreements. Kearny Bank is party to Director Life Insurance Agreements with each current director, except for Messrs. Chandonnet, Petermann, Pivirotto and Ms. Lawton, pursuant to which Kearny Bank has purchased life insurance policies on the directors. The directors become entitled to death benefits under the agreements if they (i) die while serving as a member of the Board of Directors, or (ii) retire from Board of Directors service on or after attaining age 70, or (iii) retire from Board of Directors service on or after attaining age 60 and at a time when the director’s years of service with Kearny Bank and the director’s age equals at least 75. Under the agreements, the director’s beneficiaries are entitled to a death benefit equal to $500,000 (and a death benefit of $1,950,000 for John N. Hopkins and $288,553 for Leopold W. Montanaro), which will be paid by the life insurance company. In the event of a change in control of Kearny Bank prior to the named director’s death or retirement, the death benefit shall remain in effect regardless of whether the age and service requirements have been met.

Directors Consultation and Retirement Plan. On December 23, 2015, the Company amended its Directors Consultation and Retirement Plan (the “DCRP”) to freeze the DCRP such that no additional benefits would accrue to any participant after December 31, 2015. Accordingly, the benefits payable to participating directors would not increase after December 31, 2015.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	47

PROPOSAL II – APPROVAL OF THE KEARNY FINANCIAL CORP.

2021 EQUITY INCENTIVE PLAN

The Board of Directors has adopted, subject to shareholder approval, the Kearny Financial Corp. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”) to provide the Company with sufficient equity compensation to meet the objectives of appropriately incentivizing our officers, other employees and directors in order to execute on our strategic plan to build shareholder value, while providing appropriate shareholder protections. Upon shareholder approval of the 2021 Equity Incentive Plan, the Company will no longer make grants under the Kearny Financial Corp. 2016 Equity Incentive Plan (the “2016 Plan”). In addition, the Company will not make any grants under the 2016 Plan between June 30, 2021 and through the Annual Meeting to be held on October 28, 2021. Awards outstanding under the 2016 Plan will continue to remain outstanding and subject to the terms and conditions of the 2016 Plan.

The Company believes that equity awards constitute an important component in a balanced, comprehensive compensation program. Many of the companies with which we compete with for officers, employees and directors offer equity compensation as part of their overall compensation programs. By approving the 2021 Equity Incentive Plan, our shareholders will provide us the flexibility we need to continue to attract, motivate and retain highly-qualified officers, employees and directors by offering a competitive compensation program with a component linked to the performance of Kearny Financial common stock and, therefore, aligned with the interests of our shareholders.

The Board of Directors, through its Compensation Committee, in consultation with its independent consultant, has evaluated current practices of financial institutions in our marketplace related to equity plan design and equity grant practices. The Company has also evaluated its strategic plan and believes the 2021 Equity Incentive Plan is appropriately designed to allow the Company to meet its objectives.

The following summarizes the key features of the 2021 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2021 Equity Incentive Plan, attached hereto as Appendix A. Unless indicated otherwise, capitalized terms are defined in the 2021 Equity Incentive Plan.

Key Attribute	Feature	Discussion
Equity Award Types	Stock Options, Restricted Stock and Restricted Stock Units.	The Plan provides the Company with equity award types predominately used in the marketplace to provide flexibility in meeting its compensation objectives.

Award Vesting Criteria: Performance Awards Service-Based Awards	The vesting of Awards may be subject to the achievement of performance measures as determined by the Compensation Committee of the Board of Directors (the “Compensation Committee”) or subject to time-based vesting over a period of continuous service (i.e., service-based).	Based on the Compensation Committee’s evaluation of current market practices and past Company practices, it expects a portion of equity award grants under the 2021 Equity Incentive Plan will be subject to performance-based vesting. The Compensation Committee intends to continue to use a third-party independent compensation consultant in determining the vesting criteria of equity award grants.

Vesting Period	The Compensation Committee will determine the vesting schedule or performance criteria for each Award. At least 95% of the	While the Compensation Committee may set the vesting schedule or conditions, the Committee views equity awards as a longer-term compensation element.

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Key Attribute	Feature	Discussion
Awards under the Plan will vest no earlier than one year after the grant date.

Prohibition Against Stock Option Repricing	Neither the Compensation Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a Stock Option previously granted under the Plan, except in the event of certain corporate transactions set forth in the 2021 Equity Incentive Plan (including stock splits, and stock dividends) or adjustments approved by the Company’s shareholders.	The Compensation Committee believes that repricing Stock Options is contrary to the objectives of Stock Options and would not be in alignment with the interest of shareholders.

Dividends on Restricted Stock Awards

Unless otherwise specified by the Compensation Committee, dividends paid on restricted stock awards subject to time-based vesting shall be distributed to a participant on or after the vesting date of such restricted stock award. If the restricted stock award does not vest, the participant will not receive such dividends.

No cash dividends shall be paid with respect to restricted stock awards subject to performance- based vesting unless and until a participant vests in such restricted stock award.

The Compensation Committee believes that the timing of dividend payments is appropriately aligned with the interests of shareholders.

Acceleration of Vesting – Termination of Service due to Death and Disability	Unless otherwise specified by the Compensation Committee, Awards vest upon a participant’s termination of service due to death or Disability and Stock Options remain exercisable for one year.	The Compensation Committee believes that recognizing participant contributions and vesting Awards upon death and Disability is appropriately aligned with the interests of shareholders.

Acceleration of Vesting – Termination of Service for Cause or resignation for any reason (except death, Disability or	Unless otherwise specified by the Compensation Committee, no Awards will vest upon a participant’s termination for cause or a voluntary resignation for any reason (except death or disability).	The Compensation Committee believes that acceleration of vesting following a termination of service for reasons other than death, disability, or in certain instances following a Change in Control is not appropriately aligned with the

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	49

Key Attribute	Feature	Discussion
following a Change in Control)

Generally, all vested Stock Options remain exercisable for three months from the date of termination of service due to a resignation for any reason (except death or disability, in which case they will remain exercisable for one year).

Upon a termination for cause, all unvested Awards, including unexercised Stock Options, will be forfeited.

objectives of the 2021 Equity Incentive Plan or the interests of shareholders.

Acceleration of Vesting – Committee Discretion	Vesting of Awards may be accelerated by the Compensation Committee, at its discretion, except that the Compensation Committee may not accelerate the vesting of any Award within the first year following the date of grant.	The Compensation Committee determined that discretion to accelerate awards is important to allow the Company to respond to employment-related matters or other unforeseen circumstances that could warrant consideration of acceleration.

Acceleration of Vesting - Termination of Service without Cause or Resignation for Good Reason following a Change in Control (i.e., an Involuntary Termination of Service)

Unless otherwise specified by the Compensation Committee:

All unvested service-based Awards will vest upon an Involuntary Termination of Service following a Change in Control. Stock Options will remain exercisable for one year following an Involuntary Termination of Service following a Change in Control.

A pro-rated portion of Performance Awards will vest upon an Involuntary Termination of Service following a Change in Control based on actual performance and if actual performance cannot be determined, at the target level.

The Compensation Committee determined that a “double trigger” vesting acceleration in connection with a Change in Control is appropriate in providing the Company with a meaningful retention tool as an independent company, and any future acquirer with the ability to appropriately manage human resources during any merger integration.

Share Limitations, Fungible Share Limit, Freezing of Equity Grants under the 2016 Plan	The maximum number of shares of stock that may be delivered to participants under the Plan is 7,500,000 shares (the “Share Limit”); provided, however that the Share Limit is reduced, on a one-for-one basis, for each share of common stock subject to a stock option grant, and on a three-for-	The Compensation Committee evaluated a number of factors in determining the appropriate plan size, including past grant practices, the grant practices of peer community banks, the shareholder value transfer to participants, and publications of proxy advisors.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	50

Key Attribute	Feature	Discussion

one basis for each share of common stock issued pursuant to restricted stock awards or restricted stock unit awards.

As of September 13, 2021 (the latest practicable date before the printing of this Proxy Statement) the closing price of the Company’s Common Stock, as reported on The Nasdaq Stock Market, was $12.47.

If shareholders approve the 2021 Equity Incentive Plan, the Company will not make any more grants under the 2016 Plan; the 2016 Plan will be frozen and equity awards that would otherwise be available for grant under the 2016 Plan will not be granted. The Compensation Committee will continue to administer outstanding grants under the 2016 Plan.

Limitation of Grants to Non-Employee Directors	The sum of the grant date fair value of equity awards granted under the 2021 Equity Incentive Plan, including Stock Options, Restricted Stock and Restricted Stock Units, paid to a non- employee director may not exceed $300,000 for any calendar year.	The Compensation Committee expects that it will continue to use the services of an independent compensation consultant to assist it in making equity award grants, but believes it is important to provide calendar year plan limitations of grant date fair value to participants.

Limitation of Grants to Employees	The sum of the grant date fair value of equity awards granted under the 2021 Equity Incentive Plan, including Stock Options, Restricted Stock and Restricted Stock Units, paid to any employee may not exceed $1,500,000 for any calendar year.	The Compensation Committee expects that it will continue to use the services of an independent compensation consultant to assist it in making equity award grants, but believes it is important to provide calendar year plan limitations of grant date fair value to participants.

Recycling of Equity Awards	Only forfeited and expired Awards are available for reissuance under the Plan.	The Compensation Committee believes that conservative recycling of equity awards is an important provision in the 2021 Equity Incentive Plan and properly aligns with the interests of shareholders.

Automatic Exercise of Stock Options	At the Compensation Committee’s discretion, Stock Options that are	The Compensation Committee believes that providing for an automatic exercise is

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	51

Key Attribute	Feature	Discussion
	exercisable but unexercised as of the day immediately before their expiration date may be automatically exercised on behalf of a participant, in accordance with procedures established by the Compensation Committee.	in the best interest of the Company and participants and provides for an efficient mechanism to exercise Stock Options.

Clawback of Equity Awards	The 2021 Equity Incentive Plan provides for a number of forfeiture events including termination for cause, automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 related to accounting restatements, and any clawback policy of the Company.	The Compensation Committee believes it is necessary to maintain strong clawback provisions for equity awards.

Securities Authorized for Issuance Under Equity Compensation Plans

Set forth below is information as of June 30, 2021 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

	(A)	(B)	(C)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans - Excluding Securities Reflected in Column (A)
Equity compensation plans approved by stockholders(1):
2005 Stock Compensation and Incentive Plan	138,040	$10.67	—
2016 Equity Incentive Plan	3,358,676	$13.35	572,628
Equity compensation plans not approved by stockholders:
None.	—	$—	—

Total	3,676,716	$13.25	572,628

(1)

The number of securities reported in column (A) includes 2,510,040 vested options and 743,000 non-vested options outstanding as of June 30, 2021. In addition to these options, restricted stock awards of 423,676 shares were also non-vested as of June 30, 2021. The non-vested options and restricted stock awards are earned at the rate of 20% one year after the date of the grant and 20% annually thereafter. As of June 30, 2021, there were 572,628 options remaining available for award under the approved equity compensation plans and are reported under column (C) as securities remaining available for future issuance under such plans.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2021 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax

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purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code). The Company will not be entitled to a tax deduction upon the exercise of an incentive stock option.

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally recognize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and we will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized at the time of disposition is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and we will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award subject to such election in taxable income in the year of grant at the grant date fair market value. Participants will be able to exercise voting rights with respect to unvested restricted stock awards.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income at the time of grant and will not be entitled to make an election under Section 83(b) of the Internal Revenue Code since no stock is actually transferred to the recipient on the date of grant. At the time a restricted stock unit vests, assuming the award is distributed at that time, the recipient will recognize

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	53

ordinary income in an amount equal to the fair market value of the Common Stock or the amount of cash received. If the restricted stock unit is not distributed at the time it vests, no income will be recognized at that time and taxation will be deferred until the value of the restricted stock unit is distributed. At the time the recipient recognizes taxable income on a restricted stock unit, we will be entitled to a corresponding tax deduction in the same amount recognized by the award recipient.

Dividend Equivalent Rights. The grant of a dividend equivalent right will not result in taxable income to the participant. At the time of payment of a cash dividend with respect to shares of Company stock underlying a dividend equivalent right, or with respect to a stand-alone dividend equivalent right, the cash received will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding tax deduction.

Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the minimum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2021 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Kearny Financial Corp.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2021 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2021 Equity Incentive Plan.

Accounting Treatment

Under U.S. GAAP, we are required to recognize compensation expense in our financial statements over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock awards and restricted stock units).

Awards to be Granted

The Board of Directors adopted the 2021 Equity Incentive Plan, and the Compensation Committee intends to meet after shareholder approval to determine the specific terms of the awards, including the allocation of awards to officers, employees and non-employee directors. At the present time, no specific determination has been made as to the grant or allocation of awards. As of September 13, 2021 (the latest practicable date before the printing of this Proxy Statement), there were 11 non-employee directors and approximately 550 employees eligible to receive awards under the 2021 Equity Incentive Plan.

Required Vote and Recommendation of the Board

In order to approve the 2021 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes cast at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE KEARNY FINANCIAL CORP. 2021 EQUITY INCENTIVE PLAN.

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PROPOSAL III – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Kearny Financial’s independent registered public accounting firm for the year ended June 30, 2021 was Crowe. The Audit & Compliance Committee has re-appointed Crowe to continue as the independent registered public accounting firm for Kearny Financial for the year ending June 30, 2022, subject to the ratification by the stockholders at the Annual Meeting. Representatives of Crowe are expected to attend the virtual Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of Appointment of Independent Auditor. Stockholder ratification of the appointment of Crowe is not required by Kearny Financial’s Bylaws or otherwise. However, the Board of Directors is submitting the appointment of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment of Crowe, the Audit & Compliance Committee will reconsider whether it should select another independent registered public accounting firm. Even if the selection is ratified, the Audit & Compliance Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change is in the best interests of Kearny Financial and its stockholders.

The Audit & Compliance Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Crowe. The Audit & Compliance Committee concluded that performing such services does not affect the independence of Crowe in performing its function as Kearny Financial’s independent registered public accounting firm.

Audit Fees. The aggregate fees billed or expected to be billed to Kearny Financial for professional services rendered by Crowe for the audit of the Kearny Financial’s annual financial statements, review of the financial statements included in the Kearny Financial’s Quarterly Reports on Form 10-Q and services that are normally provided by Crowe in connection with statutory and regulatory filings and engagements were $657,000 and $585,000 for the years ended June 30, 2021 and June 30, 2020, respectively.

Audit Related Fees. There were no fees billed or expected to be billed to Kearny Financial for assurance and related services rendered by Crowe that are reasonably related to the performance of the audit of and review of the financial statements and that are not already reported in “Audit Fees,” above.

Tax Fees. The aggregate fees billed or expected to be billed to Kearny Financial for professional services rendered by Crowe for tax compliance, tax advice and tax planning were $87,836 and $155,553 for the years ended June 30, 2021 and June 30, 2020, respectively. Tax-related services consisted of tax return preparation and consultation.

All Other Fees. There were no “Other Fees” billed by Crowe for services rendered to Kearny Financial during the years ended June 30, 2021 and June 30, 2020, respectively.

Audit & Compliance Committee Approval Policies and Procedures. Under the Sarbanes-Oxley Act of 2002, all auditing services and non-audit services provided by an issuer’s independent auditor must be approved by the issuer’s audit committee prior to such services being rendered or be approved pursuant to pre-approval policies and procedures established by the issuer’s audit committee. The Company’s Audit & Compliance Committee approves each service prior to the engagement of the auditor for all audit and non-audit services. All of the services listed were approved by the Audit & Compliance Committee prior to the service being rendered. There were no non-audit services described that were not recognized as non- audit services at the time of engagement that were approved after the fact pursuant to the de minimis exception under the Sarbanes-Oxley Act of 2002.

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF CROWE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL IV – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Compensation Discussion and Analysis appearing earlier in this Proxy Statement describes the executive compensation program and the compensation decisions made by the Compensation Committee with respect to the Chief Executive Officer and other officers named in the Summary Compensation Table (who are referred to as the “Named Executive Officers”).

This proposal, commonly known as a “Say on Pay” proposal, gives you as a stockholder the opportunity to vote on our executive pay program. The Board of Directors is requesting stockholders to cast a non-binding advisory vote on the following resolution:

“RESOLVED, that the stockholders of Kearny Financial approve the compensation paid to Kearny Financial’s Named Executive Officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and narrative accompanying the tables.”

Our executive compensation program is based on a pay for performance philosophy that is designed to support our business strategy and align the interests of our executives with our stockholders. The Board of Directors believes that the link between compensation and the achievement of our long- and short-term business goals has helped our financial performance over time, while not encouraging excessive risk taking.

For these reasons, the Board of Directors is requesting stockholders to support this proposal. While this advisory vote is non-binding, the Compensation Committee and the Board of Directors value the views of the stockholders and will consider the outcome of this vote in future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL ON AN ADVISORY BASIS OF EXECUTIVE COMPENSATION AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL V – ADVISORY VOTE ON THE FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal IV, stockholders are being asked to cast a non-binding advisory vote with respect to the compensation paid to our Named Executive Officers. This advisory vote is referred to as a “Say-on- Pay” vote. Pursuant to Section 14A of the Securities Exchange Act of 1934, in this Proposal V, the Board of Directors is requesting stockholders to cast a non-binding advisory vote on how frequently say-on-pay votes should be held in the future. Stockholders will be able to cast their votes on whether to hold say-on- pay votes every one, two or three years. Alternatively, you may abstain from casting a vote. Regardless of the outcome of this vote, we will ask you to vote on an advisory basis on the frequency of the say-on-pay vote at least once every six years.

This advisory vote is not binding on the Board of Directors; however, the Board of Directors believes that the “1 Year” option with respect to the advisory proposal on the frequency of the stockholders’ vote on executive compensation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE “1 YEAR” OPTION WITH RESPECT TO THE ADVISORY PROPOSAL ON THE FREQUENCY OF THE STOCKHOLDERS’ VOTE ON EXECUTIVE COMPENSATION.

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STOCKHOLDER COMMUNICATIONS TO THE BOARD AND STOCKHOLDER PROPOSALS

All Stockholder communications to the Board of Directors and/or individual directors should be addressed to the Board of Directors and/or the individual director and mailed to:

Kearny Financial Corp.

120 Passaic Avenue

Fairfield, New Jersey 07004

The letter should indicate that the author is a Kearny Financial Corp. stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:

•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly (for example, where it is a request for information about the Company or a stock-related matter); or

•	not forward the communication if it is primarily commercial in nature, related to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

Written communications received by the Company from stockholders will be shared with the full Board of Directors no later than the next regularly scheduled Board of Directors meeting.

To be eligible for inclusion in the proxy materials for next year’s Annual Meeting, any stockholder proposal under SEC Rule 14a-8 to take action at such meeting must be received at our executive office at 120 Passaic Avenue, Fairfield, New Jersey 07004 no later than May 20, 2022. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

The Bylaws of Kearny Financial also provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an Annual Meeting of Stockholders. In order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of Kearny Financial not less than 110 days nor more than 120 days prior to the anniversary of the prior year’s Annual Meeting of Stockholders; provided, however, that if the date of the annual meeting is advanced more than 30 days prior to the anniversary of the preceding year’s annual meeting, a stockholder’s written notice shall be timely only if delivered or mailed to and received by the Secretary of Kearny Financial at the principal executive office of the corporation no earlier than the day on which public disclosure of the date of such annual meeting is first made and no later than the tenth day following the day on which public disclosure of the date of such annual meeting is first made.

The 2022 Annual Meeting of Stockholders is expected to be held on October 27, 2022. It is expected that advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next annual meeting must be given to us no earlier than June 30, 2022 and no later than July 10, 2022. If notice is received before June 30, 2022 or later than July 10, 2022, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

Nothing in this Proxy Statement will be deemed to require us to include in our Proxy Statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

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Unless unable to attend due to illness or other unforeseen circumstances, each member of the Board of Directors is present at annual meetings. Twelve directors attended the 2020 Annual Meeting of Stockholders.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Under this procedure, if stockholders have the same address and last name, do not participate in electronic delivery of proxy materials and have requested householding in the past, they will receive only one copy of our Notice and, as applicable, a printed annual report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies.

If any stockholders in your household wish to receive a separate Notice, and if applicable, annual report and proxy statement, they may contact their broker or contact us at: Kearny Financial Corp., 120 Passaic Avenue, Fairfield, New Jersey 07004, Attention: Corporate Secretary, or contact us at (973) 244- 4500. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple Notices, annual reports and proxy statements by contacting us.

OTHER MATTERS

The Board of Directors is not aware of any other matters to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in this Proxy Statement.

MISCELLANEOUS

The Company’s 2021 Annual Report to Stockholders, which includes a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2021, is being made available to stockholders with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated by reference herein.

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Appendix A

Kearny Financial Corp.

2021 Equity Incentive Plan

ARTICLE 1 — GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the Kearny Financial Corp. 2021 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Kearny Financial Corp. (the “Company”), and its Subsidiaries, including Kearny Bank (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to that success and to further align their interests with those of the Company’s stockholders through the ownership of additional shares of common stock of the Company and/or through compensation tied to the value of the Company’s common stock. The “Effective Date” of the Plan shall be the date on which the Plan satisfies the applicable stockholder approval requirements. The Plan will remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary date of the Effective Date. Upon stockholder approval of this Plan, no further awards shall be granted under the Kearny Financial Corp. 2016 Equity Incentive Plan (the “2016 Equity Plan”), which shall remain in existence solely for the purpose of administering outstanding grants under those plans.

Section 1.2 Administration. The Plan will be administered by the Compensation Committee of the Board of Directors or the Board of Directors itself (the “Committee”) in accordance with Section 5.1.

Section 1.3 Participation. Each individual who is granted and holds an Award in accordance with the terms of the Plan shall be a Participant in the Plan (a “Participant”). The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 — AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award or other Awards. Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in an Award Agreement. In the event of a conflict between the terms of an Award Agreement and the Plan, the terms of the Plan will control. Subject to the provisions of Section 2.2(d), an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan include Stock Options, Restricted Stock and Restricted Stock Units and any Award may be granted as a Performance Award.

Section 2.2 Stock Options. A Stock Option is a grant that represents the right to purchase shares of Stock at an established Exercise Price.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Stock Option; (ii) the date of grant of the Stock Option and the Exercise Price; (iii) the vesting period or conditions to vesting or exercisability (whether

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time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Option that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date or the date on which the Plan is approved by the Board of Directors, whichever is earlier; or (ii) to a non-Employee. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify it from ISO treatment, so that it becomes a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Option to be subject to Code Section 409A (unless, as modified, the Option complies with Code Section 409A).

(b) Other Terms and Conditions. A Stock Option shall be exercisable in accordance with its terms and conditions and during the periods established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to a 10% Stockholder). The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if an ISO is granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an employee or director of an acquired entity. The payment of the Exercise Price shall be by cash or, subject to limitations imposed by applicable law, by any other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from the exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price and, if applicable, any tax withholding; (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination of the foregoing. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Option (i.e., a Stock Option with an Exercise Price as of an applicable date that is greater than the Fair Market Value of the underlying Stock as of the same date) that was granted under the Plan be bought back by the Company without stockholder approval.

(d) Prohibition Against Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Award’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

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Section 2.3 Restricted Stock.

(a) Grant of Restricted Stock. A Restricted Stock Award is a grant of a share of Stock for no consideration or such minimum consideration as may be required by applicable law, subject to a vesting schedule or the satisfaction of market conditions or performance conditions. Each Restricted Stock Award shall be evidenced by an Award Agreement that specifies (i) the number of shares of Stock covered by the Restricted Stock Award; (ii) the date of grant of the Restricted Stock Award; (iii) the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall either be (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Kearny Financial Corp., dated [date], made pursuant to the terms of the Kearny Financial Corp. 2021 Equity Incentive Plan, copies of which are on file at the executive offices of Kearny Financial Corp., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically or through book entry) in order to facilitate the paperless transfer of the Award. If Restricted Stock is not issued in certificate form, the Company and its transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Award. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise, cash dividends or distributions, if any, declared and paid with respect to shares of Stock subject to a Restricted Stock Award shall be retained by the Company and only distributed to a Participant within thirty (30) days after the vesting date of the underlying Restricted Stock Award. If the underlying Stock does not vest, the dividends held by the Company with respect to the Stock shall be forfeited by the Participant. No cash dividends shall be paid with respect to a Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of Restricted Stock granted as a Performance Award, any cash dividends declared but not paid to the Participant during the vesting period shall be paid, without interest, within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award, whether or not performance-based, shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock Award and such voting rights may be exercised by the Participant in his or her discretion.

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(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. The direction for any of the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or the other person who shall be independent of the Company, as the Committee shall designate (if the Participant is not a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

Section 2.4 Restricted Stock Units.

(a) Grant of Restricted Stock Unit Awards. A Restricted Stock Unit is an Award denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled, or a combination of shares of Stock and cash. Each Restricted Stock Unit shall be evidenced by an Award Agreement that specifies (i) the number of Restricted Stock Units covered by the Award; (ii) the date of grant of the Restricted Stock Units; (iii) the Restriction Period and the vesting period (whether time- and/or performance-based); and (iv) any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service.

(b) Other Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i) The Committee may impose any other conditions and/or restrictions on any Restricted Stock Unit Award as it deems advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures, restrictions under applicable laws or under the requirements of any Exchange or market on which shares of Stock may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of Restricted Stock Units.

(ii) The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall generally be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii) Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of grant of a Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

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(iv) A Participant shall have no voting rights with respect to any Restricted Stock Units. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be assigned to Restricted Stock Units. A Dividend Equivalent Right, if one, shall be paid at the same time as the shares of Stock or cash subject to the Restricted Stock Unit are distributed to the Participant and is otherwise subject to the same rights and restrictions as the underlying Restricted Stock Unit.

Section 2.5 Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. At least ninety-five percent (95%) of all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award and evidenced in the Award Agreement, subject to acceleration of vesting, to the extent authorized by the Committee or set forth in the Award Agreement, upon the Participant’s death, Disability or in connection with a Change in Control as set forth in Article 4.

Section 2.6 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to the rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not apply to an Award that is determined to constitute Deferred Compensation, if the discretionary authority would contravene Code Section 409A. Unless otherwise provided in a valid election form intended to comply with Code Section 409A, all Awards that are considered Deferred Compensation shall settle and be paid in no event later than 2-1/2 months following the end of the calendar year with respect to which the Award’s substantial risk of forfeiture lapsed.

Section 2.7. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the reason(s) for the Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and/or a Subsidiary and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or a Subsidiary and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death or for Cause, Stock Options shall be exercisable only as to those shares of Stock that were immediately exercisable by the Participant at the date of termination, and the Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited. Notwithstanding the foregoing, in the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than three months following the Termination of Service due to Retirement and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of the Termination of Service shall expire and be forfeited. For these purposes, “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment as an Employee on or after the attainment of age 65, or Termination of Service as a Director on or after the attainment of the latest age at which a Director is eligible

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for election or appointment as a voting member of the Board of Directors under the charter, or if there are no age limitations for serving as a Director, then age 70, provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-Employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-Employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to the Board(s) of Directors of the non-Employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Employer for purposes of vesting of Awards and exercise of Stock Options.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised (whether or not vested and exercisable) and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c) Upon Termination of Service for reasons of Disability or death, any Service-based Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Option, whether or not then exercisable, and all Service-based Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Upon Termination of Service for reasons of Disability or death, any Awards that vest based on the achievement of performance targets shall vest, pro-rata, by multiplying (i) the number of Awards that would be obtained based on achievement at target (or if actual achievement of the performance measures is greater than the target level, at such actual achievement level) as of the date of Disability or death, by (ii) a fraction, the numerator of which is the number of whole months the Participant was in Service during the performance period and the denominator of which is the number of months in the performance period. Stock Options may be exercised for a period of one year following a Termination of Service due to death or Disability; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e) Notwithstanding the provisions of this Section 2.7, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

Section 2.8. Holding Period for Vested Awards. As a condition of receipt of an Award, the Award Agreement may require a Participant to agree to hold a vested Award or shares of Stock received upon exercise of a Stock Option for a period of time specified in the Award Agreement. The foregoing limitation shall not apply to the extent that an Award vests due to death, Disability or an Involuntary Termination at or following a Change in Control, or to the extent that (i) a Participant directs the Company to withhold or the Company elects to withhold shares of Stock with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld or (ii) a Participant exercises a Stock Option by a net settlement, and in the case of (i) and (ii) herein, only to the extent of the shares are withheld for tax purposes or for purposes of the net settlement.

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ARTICLE 3 — SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to Seven Million Five Hundred Thousand (7,500,000) shares of Stock (the “Share Limit”). Subject to Section 3.2(b), shares of Stock may be issued under the Plan up to such Share Limit; provided, however, that no more than a number of shares of Stock equal to the Share Limit may be delivered pursuant to the exercise of Stock Options that are granted as ISOs. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4. As of the Effective Date, no further grants will be made under the 2016 Equity Plan.

(b) Computation of Shares Available. For purposes of this Section 3.2, the Share Limit shall be reduced by the number of shares of Stock granted under the Plan, subject to the following:

(i) shares of Stock delivered pursuant to Restricted Stock Awards or Restricted Stock Units shall count against the Share Limit as three (3.0) shares of Stock for each one (1) share of Stock issued in connection with the Restricted Stock Award or Restricted Stock Unit;

(ii) shares of Stock delivered pursuant to the exercise of Stock Options shall count against the Share Limit as one (1) share of Stock for every one (1) share of Stock to which the exercise of the Stock Option relates;

(iii) to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then those shares shall not be deemed to have been delivered for purposes of determining the remaining Share Limit (e.g., the forfeiture of one Restricted Stock Award or Restricted Stock Unit shall increase the Share Limit by three (3) shares of Stock and the forfeiture of one Stock Option shall increase the Share Limit by one Share); and

(iv) to the extent (A) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; (B) shares of Stock are withheld to satisfy withholding taxes upon the exercise or vesting of an Award granted under the Plan; or (C) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of shares of Stock issued rather than by the net number of shares of Stock issued.

Section 3.3 Limitations on Grants.

(a) Limitation on Compensation to Employees. The sum of the grant date fair value of equity-based awards under the Plan, including Stock Options, Restricted Stock and Restricted Stock Units, paid to any Employee may not exceed $1,500,000 for any calendar year.

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(b) Limitation on Compensation to Non-Employee Directors. The sum of the grant date fair value of equity-based awards under the Plan, including Stock Options, Restricted Stock and Restricted Stock Units, paid to a non-Employee Director may not exceed $300,000 for any calendar year.

Section 3.4 Corporate Transactions.

(a) General. In the event any recapitalization, reclassification, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or increase or decrease in the number of shares of Stock without consideration, or similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to adjust the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in Which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives the merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee or the Board of Directors before the consummation of such merger, consolidation or other business reorganization. Similarly, any Restricted Stock or Restricted Stock Units which remain outstanding shall be assumed by and become Restricted Stock and/or Restricted Stock Units of the business entity which survives the merger, consolidation or other business reorganization. If the acquiring entity fails or refuses to assume the Company’s outstanding Awards, any Service-based Awards shall vest immediately at or immediately prior to the effective time of such merger, consolidation or other business reorganization. Any Awards subject to performance-based vesting conditions shall vest in the same manner as required under Section 4.1(c) at the time of such merger, consolidation or other business reorganization, as if the holder thereof incurred an Involuntary Termination of Service on such date. Unless another treatment is specified in the documents governing such merger, consolidation or other business organization, in the case of vested Restricted Stock or Restricted Stock Units, holders thereof shall receive on the effective date of the transaction, the same value as received by a holder of a share of the Company’s Stock, multiplied by the number of Restricted Stock or Restricted Stock Units held, and in the case of a holder of Stock Options, the holder shall receive the difference, in cash, between the aggregate Exercise Price of the holder’s outstanding Stock Options and the value exchanged for outstanding shares of the Stock in such merger, consolidation or other business reorganization.

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Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless the delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 — CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 2.5 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in any employment, change in control or similar agreement entered into by a Participant and the Company or a Subsidiary:

(a) At the time of an Involuntary Termination following a Change in Control, all service-based Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination following a Change in Control, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following a termination of employment.

(b) At the time of an Involuntary Termination following a Change in Control, all Service-based Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately.

(c) In the event of an Involuntary Termination following a Change in Control, a prorated portion of any Performance Awards will vest based on actual performance measured as of the most recent completed fiscal quarter. If actual performance cannot be determined, a prorated portion of the Performance Awards will vest at the target performance level. The pro-rata portion will be calculated based on a number of months worked during the performance period as a percentage of the total performance period.

Section 4.2 Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean (i) a change in the ownership of the Bank or the Company, (ii) a change in the effective control of the Bank or Company, or (iii) a change in the ownership of a substantial portion of the assets of the Bank or Company, in each instance as described below.

(a)

Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

(b)

Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the

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Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)

Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s Board of Directors; provided, however, that for purposes of this clause (c), each Director who is first elected by the board of directors (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the Directors who were Directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a Director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)	Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 — COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the Compensation Committee or the Board of Directors if no Compensation Committee exists. If the Committee consists of fewer than three Disinterested Board Members, then the Board of Directors shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee shall have the authority and discretion to select those persons who receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of the Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award; provided, however, that the Committee shall not exercise its discretion to accelerate an Award within the first year following the date of grant, or to extend the time period to exercise a Stock Option, unless that extension is consistent with Code Section 409A and the other terms of the Plan.

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(b) The Committee shall have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee shall have the authority to define terms not otherwise defined herein.

(d) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(e) The Committee shall have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (b) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any Exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant Awards under the Plan. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with data and information it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold meetings, and may make administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee, including interpretations of provisions of the Plan, shall be final

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and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 — AMENDMENT AND TERMINATION

Section 6.1 General. The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Sections 2.6, 3.4 and 6.2) may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award prior to the date the amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board (the “FASB”) subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 to any Award granted under the Plan without further consideration or action.

ARTICLE 7 — GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right evidenced by an Award Agreement to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

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(c) No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2 Transferability. Except as otherwise so provided by the Committee, Stock Options under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable prior to the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, prior to the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3 Designation of Beneficiaries. A Participant may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval (any subsequent approval by the Company’s stockholders) shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt other incentive arrangements as may deemed desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Eligibility for Form and Time of Elections/Notification Under Code Section 83(b). Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

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Section 7.6 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other written information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.7 Tax Withholding. Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require the Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to the vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the amount required to be withheld. To the extent determined by the Committee and/or specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to tax withholding requirements.

Section 7.8 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution or unanimous written consent of its board of directors, or by action of one or more members of the board of directors (including a committee of the board of directors) who are duly authorized to act for the board of directors, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.9 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.10 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in

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advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.11 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award Agreement. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether the fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.12 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of New Jersey without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of New Jersey, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that brought with respect to the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.13 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, non-qualified plan or other benefit plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non- qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.14 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.15 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

If a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary (unless given by the Company’s Corporate Secretary, in which case the notice shall be given to the Chairman of the Board of Directors), unless otherwise provided in the Award Agreement.

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Section 7.16 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for Cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

Section 7.17 Awards Subject to Clawback.

(a) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, and the automatic forfeiture provisions under Section 304 of the Sarbanes-Oxley Act of 2002 apply as a result, any Participant who was an executive officer of the Company at the time of grant or at the time of restatement shall be subject to “clawback” as if the person was subject to Section 304 of the Sarbanes-Oxley Act of 2002.

(b) Awards granted hereunder are subject to any clawback Policy that may be adopted by the Company from time to time, whether pursuant to the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, implementing regulations thereunder, or otherwise

Section 7.18 Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a), any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant (or other expiration date) may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the Exercise Price is less than the Fair Market Value of a share of Stock on that date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the Exercise Price and any applicable tax withholding requirements. Payment of the Exercise Price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the Exercise Price and any applicable tax withholding.

Section 7.19 Regulatory Requirements. The grant and settlement of Awards shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 — DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a) “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b) “Award” means any Stock Option, Restricted Stock Award or Restricted Stock Unit or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	A-16

(c) “Award Agreement” means the document (in whatever medium prescribed by the Committee and whether or not a signature is required or provided by a Participant) that evidences the terms and conditions of an Award. A copy of the Award Agreement shall be provided (or made available electronically) to each Participant.

(d) “Board of Directors” means the Board of Directors of the Company.

(e) If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Company or the Bank, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Company or the Bank, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order. For an individual who is a non- employee Director, removal for cause under the terms of the charter or by-laws or any law, rule or regulation applicable to the entity upon whose board of directors the individual serves as a non-employee Director.

(f) “Change in Control” has the meaning ascribed to it in Section 4.2.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h) “Director” means a member of the Board of Directors or of a board of directors of a Subsidiary.

(i) If the Participant is a party to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in that agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan, or in the absence of a long-term disability plan, in accordance with Code Section 409A. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(j) “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary for the past three (3) years; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	A-17

accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(k) “Dividend Equivalent Right” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Stock, as specified in the Award Agreement.

(l) “Employee” means any person employed by the Company or a Subsidiary, Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(m) “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

(o) “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(p) “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, national market system or automated quotation system, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on an Exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Code Section 409A.

(q) A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary within ninety (90) days upon the occurrence of any of the following events:

(i) a material diminution in Participant’s base compensation;

(ii) a material diminution in Participant’s authority, duties or responsibilities;

(iii) a change in the geographic location at which Participant must perform his duties that is more than twenty-five (25) miles from the location of Participant’s principal workplace; or

(iv) notwithstanding the foregoing, if a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(r) “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers- in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	A-18

Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(s) “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(t) “Incentive Stock Option” or “ISO” has the meaning ascribed to it in Section 2.2.

(u) “Non-Qualified Option” means the right to purchase shares of Stock that is either:

(i) designated as a Non-Qualified Option,

(ii) granted to a Participant who is not an Employee; or

(iii) granted to an Employee, but does not satisfy the requirements of Code Section 422.

(v) “Performance Award” means an Award that vests in whole or in part upon the achievement of one or more specified performance measures, as determined by the Committee. The conditions for grant or vesting and the other provisions of a Performance Award (including without limitation any applicable performance measures) need not be the same with respect to each recipient. A Performance Award shall vest, or as to Restricted Stock Units be settled, after the Committee has determined that the performance goals have been satisfied. Notwithstanding anything herein to the contrary, no Performance Award shall be granted under terms that will permit its accelerated vesting upon termination of Service (other than death or Disability or upon an Involuntary Termination following a Change in Control).

Performance measures can include, but are not limited to: book value or tangible book value per share; basic earnings per share (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); basic cash earnings per share; diluted earnings per share; return on assets; cash return on assets; return on equity; cash return on equity; return on tangible equity; cash return on tangible equity; net income or net income before taxes; net interest income; non- interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; operating efficiency ratio; financial return ratios; core earnings, capital; increase in revenue; total stockholder return; total shareholder return including special dividends; net operating income, operating income; net interest margin or net interest rate spread; cash flow; cash earnings; stock price; assets, growth in assets, loans or deposits, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, loan production volume, non- performing loans, deposits or assets; non-performing asset ratio; regulatory compliance or safety and soundness; achievement of balance sheet or income statement objectives and strategic business objectives, or any combination of these or other measures.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	A-19

than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) dividends declared on the Company’s stock; (iv) changes in tax or accounting principles, regulations or laws; or (v) expenses incurred in connection with a merger, branch acquisition or similar transaction. Subject to the preceding sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(w) “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3(a).

(x)	“Restricted Stock Unit” has the meaning ascribed to it in Section 2.4(a).

(y)	“Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(z)	“SEC” means the United States Securities and Exchange Commission.

(aa) “Securities Act” means the Securities Act of 1933, as amended, and the rules, regulations and guidance promulgated thereunder, as modified from time to time.

(bb) “Service” means service as an Employee or Director of the Company or a Subsidiary, as the case may be, and includes service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(cc) “Stock” means the common stock of the Company, $0.01 par value per share.

(dd) “Stock Option” has the meaning ascribed to it in Section 2.2.

(ee) “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	A-20

(ff) “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided the leave of absence does not exceed six (6) months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six (6) months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following the six month period. For purposes of this sub- section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of the transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity by which the Participant is employed or to which the Participant is providing Services.

(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than fifty percent (50%) of the average level of bona fide Services in the thirty-six (36) months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	A-21

(gg) “Voting Securities” means any securities which ordinarily possess the power to vote in the election of Directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)	indications of time of day mean Eastern Time;

(f)	”including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of the gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States of America.

KEARNY FINANCIAL CORP. – 2021 Proxy Statement	A-22

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.

Online Go to www.envisionreports.com/KRNY or scan the QR code – login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote “FOR” Proposals 1, 2, 3 and 4 and for “1 YEAR” on Proposal 5.

1.	The election of the four nominees listed, each for a three-year term:
		For	Withhold		For	Withhold		For	Withhold	+
	01 - John N. Hopkins	☐	☐	02 - Catherine A. Lawton	☐	☐	03 - Craig L. Montanaro	☐	☐

	04 - Leopold W. Montanaro	☐	☐

		For	Against	Abstain				For	Against	Abstain

2.	Approval of the Kearny Financial Corp. 2021 Equity Incentive Plan.	☐	☐	☐	3.	Ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2022.		☐	☐	☐
							1 Year	2 Years	3 Years	4 Years

4..	Approval of an advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement.	☐	☐	☐	5.	Approval of an advisory, non-binding proposal, with respect to the frequency that stockholders will vote on our executive compensation.	☐	☐	☐	☐

Such other business as may properly come before the Annual Meeting or any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give your full title. If shares are held jointly, each holder should sign, but only one holder is required to sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

03IBOC

Kearny Financial Corp.’s Annual Meeting of Stockholders will be held on

Thursday, October 28, 2021 at 10:00 a.m. Eastern Time, virtually via the Internet at https://meetnow.global/MQND9ZC.

To access the virtual meeting, you must have the 15-digit number that is printed on the shaded bar located on the reverse side of this form.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting of Stockholders and Proxy Statement are available at

www.kearnybank.com or www.edocumentview.com/KRNY

with online access to your proxy card available at www.envisionreports.com/KRNY

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/KRNY

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

REVOCABLE PROXY — KEARNY FINANCIAL CORP.	+

ANNUAL MEETING OF STOCKHOLDERS

Kearny Financial Corp.

Proxy/Voting Instructions

This Proxy is Solicited on Behalf of the Board of Directors for the

2021 Annual Meeting of Stockholders to be held on Thursday, October 28, 2021

The undersigned stockholder, hereby appoints the Board of Directors of Kearny Financial Corp. with full powers of substitutions to act as attorneys and proxies for the undersigned to vote all shares of common stock of Kearny Financial Corp. that the undersigned is entitled to vote at the 2021 Annual Meeting of Stockholders (“Annual Meeting”), to be held virtually beginning at 10:00 a.m. Eastern Time, on Thursday, October 28, 2021.

The shares represented by this proxy will be voted as instructed by you and in the discretion of the proxies on all other matters that properly come before the Annual Meeting and any adjournment or postponement thereof. If not otherwise specified, shares will be voted in accordance with the recommendations of the Board of Directors.

401(k) Plan and ESOP Participants. If you participate in the Kearny Bank 401(k) Plan or the Kearny Bank Employee Stock Ownership Plan (the “ESOP”) and your plan account has investments in shares of Kearny Financial Corp. common stock, you must provide voting instruction to the plan trustees (by proxy card, the Internet or telephone) for your shares to be voted according to your instructions. The trustees will vote all shares for which they do not receive timely instructions, and the unallocated shares held in the ESOP, in the same ratio as the shares for which voting instructions have been received by the trustees, unless contrary to law. Your voting instructions to the plan trustees will be held in strict confidence and will not be revealed to any employee or director of Kearny Financial Corp. or Kearny Bank. The deadline to provide voting instructions for shares held in the foregoing plans is Friday, October 22, 2021. You will not be able to submit voting instructions or change prior voting instructions after this deadline.

(Continued and to be marked, dated and signed on the reverse side)

C	Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

⬛	IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.	+